SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             TEMPLETON INCOME TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee  computed  on  table  below  per  Exchange  Act  Rules 14a-6(i)(1)  and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:










[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                            TEMPLETON INCOME TRUST
                          Templeton Global Bond Fund

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for a Special Meeting of Shareholders scheduled for December 15, 2003 at 11:00 a.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to Templeton Global Bond Fund (the "Fund"), a series of Templeton Income Trust (the "Trust"). If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

   We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Trust may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.


[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                            TEMPLETON INCOME TRUST
                          Templeton Global Bond Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   A Special Meeting of Shareholders (the "Meeting") of Templeton Income Trust (the "Trust"), will be held at the Trust's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on December 15, 2003 at 11:00 a.m. Eastern time.

   During the Meeting, shareholders of Templeton Global Bond Fund (the "Fund"), a series of the Trust, will vote on the following Proposals and Sub-Proposals:
   1. To elect a Board of Trustees of the Trust.
   2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.
   3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals):
     (a) To amend the Fund's fundamental investment restriction regarding investments in real estate;
     (b) To amend the Fund's fundamental investment restriction regarding investments in commodities;
     (c) To amend the Fund's fundamental investment restriction regarding underwriting;
     (d) To amend the Fund's fundamental investment restriction regarding issuing senior securities;
     (e) To amend the Fund's fundamental investment restriction regarding lending;
     (f) To amend the Fund's fundamental investment restriction regarding industry concentration; and
     (g) To amend the Fund's fundamental investment restriction regarding borrowing.
   4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

                                By Order of the Board of Trustees,

                                Barbara J. Green
                                Secretary

October 31, 2003


                            TEMPLETON INCOME TRUST
                          Templeton Global Bond Fund

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
   Information About Voting.............................................   1
   Proposal 1:  To Elect a Board of Trustees of the Trust...............   2
   Proposal 2:  To Approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Trust from a
             Massachusetts Business Trust to a Delaware Statutory Trust.  15
   Introduction to Proposals 3 and 4....................................  21
   Proposal 3:  To Approve Amendments to Certain of the Fund's
             Fundamental Investment Restrictions (this Proposal involves separate votes on Sub-Proposals 3a-3g).....................  23
      Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding investments in real estate.....  23
      Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in commodities.....  24
      Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding underwriting...................  25
      Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding issuing senior securities......  26
      Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending........................  28
      Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding industry concentration.........  29
      Sub-Proposal 3g: To amend the Fund's fundamental investment restriction regarding borrowing......................  30
   Proposal 4:  To Approve the Elimination of Certain of the Fund's
             Fundamental Investment Restrictions........................  32
   Additional Information About the Fund................................  36
   Audit Committee......................................................  39
   Further Information About Voting and the Meeting.....................  40

   EXHIBITS

   Exhibit A--Form of Agreement and Plan of Reorganization between
            Templeton Income Trust (a Massachusetts business trust) and
            Templeton Income Trust (a Delaware statutory trust)......... A-1
   Exhibit B--A Comparison of Governing Documents and State Law......... B-1
   Exhibit C--Fundamental Investment Restrictions Proposed to be Amended
            or Eliminated............................................... C-1


                            TEMPLETON INCOME TRUST
                          Templeton Global Bond Fund

                                PROXY STATEMENT

..  INFORMATION ABOUT VOTING

  Who is asking for my vote?
   The Trustees of Templeton Income Trust (the "Trust"), on behalf of its series, Templeton Global Bond Fund (the "Fund"), in connection with the Special Meeting of Shareholders of the Trust to be held on December 15, 2003 (the "Meeting"), have requested your vote on several matters.

  Who is eligible to vote?
   Shareholders of record at the close of business on September 17, 2003 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about October 31, 2003.

  On what issues am I being asked to vote?
   You are being asked to vote on four Proposals:
    1. To elect a Board of Trustees of the Trust;
    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust;
    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals); and
    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

  How do the Trustees recommend that I vote?
   The Trustees unanimously recommend that you vote:
    1. FOR the election of all nominees as Trustees of the Trust;
    2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust;
    3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and
    4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.


  How do I ensure that my vote is accurately recorded?
   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Trustees of the Trust (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3g); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

  May I revoke my proxy?
   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?
   If your shares are held by your broker, then in order to vote in person at the Meeting, you will have to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..  THE PROPOSALS

PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES OF THE TRUST

  How are nominees selected?
   The Board of Trustees of the Trust (the "Board" or the "Trustees") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. (Chairman), Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" of the Trust as defined by the Investment Company Act of 1940, as amended, (the "1940 Act"). Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees." The Committee is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed

                                      2


to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  Who are the nominees?
   All of the nominees, except Frank J. Crothers, Frank A. Olson and Constantine D. Tseretopoulos, are currently members of the Board. The term of each nominee will continue for the lifetime of the Trust or, if earlier, until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his or her successor. In addition, all of the current nominees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds"). Among these nominees, Nicholas F. Brady and Charles B. Johnson are deemed to be "interested persons" for purposes of the 1940 Act. Trustees who are "interested persons" are referred to as the "Interested Trustees."

   Certain Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 18.14% and 15.47%, respectively, of its outstanding shares as of August 31, 2003. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Trust, and Rupert H. Johnson, Jr., Vice President of the Trust, are brothers. There are no family relationships among any of the nominees for Trustee.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

                                      3


   Listed below, for the nominees, are their names, ages and addresses, as well as their positions and length of service with the Trust, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee.

Nominees for Independent Trustee:

                                                             Number of
                                                           Portfolios in
                                                             Franklin
                                                             Templeton
                                                            Investments
                                                           Fund Complex
                                            Length of       Overseen by
Name, Age and Address          Position    Time Served       Trustee*      Other Directorships Held
----------------------------------------------------------------------------------------------------
Harris J. Ashton (71)          Trustee      Since 1992          142        Director, Bar-S Foods
 500 East Broward Blvd.                                                    (meat packing company).
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company)
(until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------
Frank J. Crothers (59)         Nominee    Not Applicable        18                  None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Atlantic Equipment & Power Ltd.; Chairman, Ventures Resources Corporation (Vice
Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo
Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002);
and director of various other business and nonprofit organizations.
----------------------------------------------------------------------------------------------------
S. Joseph Fortunato (71)       Trustee      Since 1992          143                 None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------


                                      4


                                                        Number of
                                                      Portfolios in
                                                        Franklin
                                                        Templeton
                                                       Investments
                                                      Fund Complex
                                        Length of      Overseen by
Name, Age and Address      Position    Time Served      Trustee*        Other Directorships Held
-----------------------------------------------------------------------------------------------------
Edith E. Holiday (51)      Trustee     Since 2001          92         Director, Amerada Hess
 500 East Broward Blvd.                                               Corporation (exploration
 Suite 2100                                                           and refining of oil and gas);
 Fort Lauderdale, FL                                                  Beverly Enterprises, Inc.
 33394-3091                                                           (health care); H.J. Heinz
                                                                      Company (processed foods
                                                                      and allied products); RTI
                                                                      International Metals, Inc.
                                                                      (manufacture and
                                                                      distribution of titanium);
                                                                      and Canadian National
                                                                      Railway (railroad).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury
Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and
Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------
Betty P. Krahmer (74)      Trustee     Since 1990          21                     None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director or Trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------

                                      5


                                                        Number of
                                                      Portfolios in
                                                        Franklin
                                                        Templeton
                                                       Investments
                                                      Fund Complex
                                         Length of     Overseen by
Name, Age and Address       Position    Time Served     Trustee*       Other Directorships Held
--------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)      Trustee     Since 1993         142        Director, White Mountains
 500 East Broward Blvd.                                               Insurance Group, Ltd.
 Suite 2100                                                           (holding company); Martek
 Fort Lauderdale, FL                                                  Biosciences Corporation;
 33394-3091                                                           MedImmune, Inc.
                                                                      (biotechnology);
                                                                      Overstock.com (Internet
                                                                      services); and Spacehab,
                                                                      Inc. (aerospace services);
                                                                      and formerly, Director,
                                                                      MCI Communication
                                                                      Corporation (subsequently
                                                                      known as MCI WorldCom,
                                                                      Inc. and WorldCom, Inc.)
                                                                      (communications services)
                                                                      (1988-2002).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly,
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc.
(1970-1987).
--------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)       Trustee     Since 1990         28                    None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-
present); and formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-
1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice President, Federal
Reserve Bank of Atlanta (1958-1965).
--------------------------------------------------------------------------------------------------

                                      6


                                                          Number of
                                                        Portfolios in
                                                          Franklin
                                                          Templeton
                                                         Investments
                                                        Fund Complex
                                         Length of       Overseen by
Name, Age and Address       Position    Time Served       Trustee*        Other Directorships Held
------------------------------------------------------------------------------------------------------
Frank A. Olson (71)         Nominee    Not Applicable        18         Director, Becton,
 500 East Broward Blvd.                                                 Dickinson and Co.
 Suite 2100                                                             (medical technology);
 Fort Lauderdale, FL                                                    White Mountains Insurance
 33394-3091                                                             Group Ltd. (holding
                                                                        company); and Amerada
                                                                        Hess Corporation
                                                                        (exploration and refining of
                                                                        oil and gas).

Principal Occupation During Past 5 Years:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-
1999); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
------------------------------------------------------------------------------------------------------
Constantine D.              Nominee    Not Applicable        18                     None
 Tseretopoulos (49)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident,
Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------

                                      7


Nominees for Interested Trustee:

                                                           Number of
                                                         Portfolios in
                                                           Franklin
                                                           Templeton
                                                          Investments
                                                         Fund Complex
                                            Length of     Overseen by
Name, Age and Address          Position    Time Served     Trustee*        Other Directorships Held
-------------------------------------------------------------------------------------------------------
**Nicholas F. Brady (73)        Trustee    Since 1993         21         Director, Amerada Hess
 500 East Broward Blvd.                                                  Corporation (exploration and
 Suite 2100                                                              refining of oil and gas); C2,
 Fort Lauderdale, FL                                                     Inc. (operating and
 33394-3091                                                              investment business); and
                                                                         formerly, Director, H.J.
                                                                         Heinz Company (processed
                                                                         foods and allied products)
                                                                         (1987-1988; 1993-2003).

Principal Occupation During Past 5 Years:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby
Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital
Advisors Ltd. and Franklin Templeton Investment Fund; and formerly, Chairman, Templeton Emerging
Markets Investment Trust PLC (until 2003); Secretary of the United States Department of the Treasury
(1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
U.S. Senator, New Jersey (April 1982-December 1982).
-------------------------------------------------------------------------------------------------------
**Charles B. Johnson (70)      Chairman    Chairman of        142                    None
 One Franklin Parkway           of the      the Board
 San Mateo, CA                  Board,     since 1995
 94403-1906                     Trustee    and Trustee
                               and Vice     and Vice
                               President    President
                                           since 1992

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member-Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary
Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex that a nominee for election as trustee would oversee if elected. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

                                      8


** Nicholas F. Brady and Charles B. Johnson are "interested persons" of the
   Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Johnson is considered an interested person of the Trust due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor, and his position with the Trust. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees of the Trust are Independent Trustees.

                                      9


   The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the nominees as of September 30, 2003.

Independent Nominees:

                                                           Aggregate Dollar Range of
                                                    Equity Securities in all Funds Overseen
                             Dollar Range of Equity     by the Trustee in the Franklin
Name of Trustee              Securities in the Fund   Templeton Investments Fund Complex
-------------------------------------------------------------------------------------------
Harris J. Ashton............    $10,001--$50,000                 Over $100,000
Frank J. Crothers...........          None                       Over $100,000
S. Joseph Fortunato.........     Over $100,000                   Over $100,000
Edith E. Holiday............          None                       Over $100,000
Betty P. Krahmer............    $10,001--$50,000                 Over $100,000
Gordon S. Macklin...........          None                       Over $100,000
Fred R. Millsaps............          None                       Over $100,000
Frank A. Olson..............          None                       Over $100,000
Constantine D. Tseretopoulos          None                       Over $100,000

Interested Nominees:

                                                 Aggregate Dollar Range of
                                          Equity Securities in all Funds Overseen
                   Dollar Range of Equity     by the Trustee in the Franklin
Name of Trustee    Securities in the Fund   Templeton Investments Fund Complex
---------------------------------------------------------------------------------
Nicholas F. Brady.          None                       Over $100,000
Charles B. Johnson    $10,001--$50,000                 Over $100,000

  How often do the Trustees meet and what are they paid?
   The role of the Trustees is to provide general oversight of the Trust's business and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager ("Advisers" or the "Investment Manager"), and various other service providers. The Trust currently pays the Independent Trustees and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Trustees serving on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the

                                      10


Nominating and Compensation Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

   Certain Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust expenses.

   The table below indicates the total fees paid to Trustees by the Trust individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Trust's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

                                                                   Number of
                                                                     Boards
                                                                     within
                                                                    Franklin
                                                                   Templeton
                                               Total Compensation Investments
                                                 from Franklin    Fund Complex
                                  Aggregate        Templeton        on which
                                Compensation      Investments       Trustee
  Name of Trustee              from the Trust*   Fund Complex**    Serves***
  ----------------------------------------------------------------------------
  Harris J. Ashton............     $3,000           $372,100           46
  Nicholas F. Brady...........      3,000            140,500           15
  Frank J. Crothers...........          0            100,000           12
  S. Joseph Fortunato.........      3,000            372,941           47
  Andrew H. Hines, Jr.........      3,055            209,500           17
  Edith E. Holiday............      3,000            273,635           29
  Betty P. Krahmer............      3,000            142,500           15
  Gordon S. Macklin...........      3,000            363,512           46
  Fred R. Millsaps............      3,055            219,500           17
  Frank A. Olson..............          0                  0           12
  Constantine D. Tseretopoulos          0            102,500           12

--------
*  Compensation received for the fiscal year ended August 31, 2003.
** Compensation received for the calendar year ended December 31, 2002.
*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number

                                      11


   does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 149 U.S. based funds or series.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.

  Who are the Executive Officers of the Trust?
   Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, ages and addresses, as well as their positions and length of service with the Trust, and principal occupations during the past five years.


Name, Age and Address                          Position                    Length of Time Served
--------------------------------------------------------------------------------------------------------
Charles B. Johnson                  Chairman of the Board, Trustee        Chairman of the Board
                                          and Vice President              since 1995 and Trustee
                                                                          and Vice President since
                                                                          1992
Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Charles
B. Johnson.
--------------------------------------------------------------------------------------------------------
Christopher J. Molumphy (41)        President and Chief Executive                Since 2002
 One Franklin Parkway                    Officer--Investment
 San Mateo, CA 94403-1906                     Management

Principal Occupation During Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in
Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------

                                      12


Name, Age and Address                                  Position                 Length of Time Served
---------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (56)                       Senior Vice President and Chief          Since 2002
 500 East Broward Blvd.                     Executive Officer--Finance and
 Suite 2100                                         Administration
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and
officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (63)                         Vice President                   Since 1996
 One Franklin Parkway
 San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and
Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------
Harmon E. Burns (58)                                Vice President                   Since 1996
 One Franklin Parkway
 San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin
Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------
Martin L. Flanagan (43)                             Vice President                   Since 1990
 One Franklin Parkway
 San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual
Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide,
Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory
Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin
Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------

                                      13


Name, Age and Address                            Position                  Length of Time Served
------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)                       Vice President                    Since 2001
 P.O. Box N-7759
 Lyford Cay
 Nassau, Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment
Research (until 1989).
------------------------------------------------------------------------------------------------------
John R. Kay (63)                              Vice President                    Since 1994
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors,
Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton
Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)                      Vice President and                  Since 2000
 One Franklin Parkway                      Assistant Secretary
 San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing
Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton
Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------
Barbara J. Green (55)                  Vice President and Secretary      Vice President since 2000
 One Franklin Parkway                                                    and Secretary since 1996
 San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior
Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory
Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin
Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial
Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------

                                      14


 Name, Age and Address                           Position                  Length of Time Served
 -------------------------------------------------------------------------------------------------------
 David P. Goss (56)                         Vice President and                  Since 2000
  One Franklin Parkway                      Assistant Secretary
  San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of
 Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments;
 and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
 1999) and Franklin Select Realty Trust (until 2000).
 -------------------------------------------------------------------------------------------------------
 Michael O. Magdol (66)                      Vice President--                   Since 2002
  600 Fifth Avenue                            AML Compliance
  Rockefeller Center
  New York, NY 10048-0772

 Principal Occupation During Past 5 Years:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director,
 FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
 -------------------------------------------------------------------------------------------------------
 Bruce S. Rosenberg (41)                       Treasurer and               Treasurer since 2000
  500 East Broward Blvd.                  Chief Financial Officer          and Chief Financial
  Suite 2100                                                                Officer since 2002
  Fort Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of
 Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
 -------------------------------------------------------------------------------------------------------

PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
             FOR THE REORGANIZATION OF THE TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST
   The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit A, that would change the state of organization of the Trust. This proposed change calls for the reorganization of the Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Trustees have approved the Plan, which contemplates the continuation of the current business of the Trust in the form of a new Delaware statutory trust, also named "Templeton Income Trust" (the "DE Trust"). As of the effective date of the Reorganization, the DE Trust will have one series, also named "Templeton Global Bond Fund" (referred to throughout this proxy statement as the "DE Fund") that will correspond to the Fund.

                                      15


  What will the Reorganization mean for the Fund and its shareholders?
   If the Plan is approved by shareholders and the Reorganization is implemented, the DE Fund would have the same investment goal, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, the same fundamental investment restrictions amended or eliminated by Proposals 3 and 4 in this proxy statement). The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Trust, and would operate the DE Fund in essentially the same manner as it previously operated the Fund. Thus, on the effective date of the Reorganization, you would hold an interest in the DE Fund that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

  Why are the Trustees recommending approval of the Plan and the Reorganization?
   The Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of every city in Massachusetts in which the Trust has a usual place of business. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Massachusetts business trusts, like the Trust, are required to file an Officer's Certificate with the Commonwealth of Massachusetts with resolutions adopted by the Board of Trustees of the Trust each time that the Board determines to designate and create additional classes of shares of the Trust or to change or eliminate classes of shares of the Trust. The filings are required to be made because the resolutions constitute amendments to the Trust's Declaration of Trust. Such filings are not required in Delaware.

   Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the business trust or its trustees.

   Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should

                                      16


be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the Plan.

  How do the Massachusetts business trust law and the Trust's governing documents compare to the Delaware statutory trust law and the DE Trust's governing documents?
   The following summary compares certain rights and characteristics of the shares of the Trust to shares of the DE Trust. The summary is qualified in its entirety by the more complete comparisons of Massachusetts business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Trust and the DE Trust, attached as Exhibit B to this proxy statement, which is entitled "A Comparison of Governing Documents and State Law."

   Reorganizing the Trust from a Massachusetts business trust to a Delaware statutory trust is expected to provide benefits to the Trust and its shareholders, some of which are discussed above. Most of the funds in Franklin Templeton Investments are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of funds in Franklin Templeton Investments, including the Board and management of the Trust, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

   Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

   Shares of the DE Trust and the Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and Trust provide for noncumulative voting in the election of their Trustees. The DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Trust Board, by the

                                      17


chairperson of the DE Trust Board or by the president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the shareholders for the purpose of electing trustees may also be called by the chairperson of the DE Trust Board, or shall be called by the president or any vice-president of the DE Trust at the request of shareholders holding not less than 10% of the DE Trust's shares, provided that the shareholders requesting such meeting shall have paid the DE Trust the reasonably estimated cost of preparing and mailing the notice of the meeting. With respect to shareholder inspection rights of a fund's books and records, the Trust and the DE Trust each provide certain inspection rights to its shareholders at least to the extent required by applicable law.

   While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the Trust, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution, and differ in the proportion of shares required to vote on certain matters.

   Massachusetts law does not include an express provision relating to the limitation of liability of the beneficial owners of a Massachusetts business trust. Therefore, the owners of a Massachusetts business trust could potentially be liable for obligations of the trust, notwithstanding an express provision in the governing instrument stating that the beneficial owners are not personally liable in connection with the trust's property or the acts, obligations or affairs of the trust. The Trust's Declaration of Trust provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the Trust or the acts, obligations or affairs of the Trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

  What are the procedures and consequences of the Reorganization?
   Upon completion of the Reorganization, the DE Trust will continue the business of the Trust and the DE Fund will have the same investment goal and policies as those of the Fund existing on the date of the Reorganization, and will hold the same portfolio of securities previously held by the Fund. The DE Fund will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Fund. As the successor to the Trust's operations, the DE Trust will adopt the Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

                                      18


   The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trust. To accomplish the Reorganization, the Plan provides that the Trust, on behalf of the Fund, will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust, on behalf of the DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of the DE Fund to the Trust, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Fund as you held in the Fund immediately prior to the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Trust will be dissolved and will cease its existence.

   The Trustees may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Trustees abandon the Reorganization, the Trust will continue to operate as a Massachusetts business trust. If the Reorganization is approved by shareholders, it is expected to be completed in 2004.

  What effect will the Reorganization have on the current investment management agreement?
   As a result of the Reorganization, the DE Fund will be subject to a new investment management agreement between the DE Trust, on behalf of the DE Fund, and the Investment Manager. The new management agreement will be substantially identical to the current management agreement between the Investment Manager and the Trust, on behalf of the Fund.

  What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?
   The DE Trust, on behalf of the DE Fund, will enter into an agreement with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing and shareholder services that is substantially identical to the agreement currently in place for the Trust on behalf of the Fund. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Fund under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Fund.

   As of the effective date of the Reorganization, the DE Fund will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans

                                      19


currently in place for the corresponding classes of shares of the Fund. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

  What is the effect of shareholder approval of the Plan?
   Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for the fund. Theoretically, if the Plan is approved and the Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE Trust must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Trustees have determined that approval of the Plan also will constitute, for purposes of the 1940 Act, shareholder approval of (1) the election of the Trustees of the Trust who are in office at the time of the Reorganization as trustees of the DE Trust; and
(2) a new investment management agreement between the DE Trust, on behalf of the DE Fund, and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Trust on behalf of the Fund.

   Prior to the Reorganization, if the Plan is approved by shareholders, the officers will cause the Trust, on behalf of the Fund, as the sole shareholder of the DE Trust and the DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

  What is the capitalization and structure of the DE Trust?
   The DE Trust was formed as a Delaware statutory trust on October 17, 2003 pursuant to the Delaware Act. As of the effective date of the Reorganization, the DE Trust will have one series, the DE Fund, with an unlimited number of shares of beneficial interest without par value. The shares of the DE Fund will be allocated into three classes to correspond to the current three classes of shares of the Fund.

   As of the effective date of the Reorganization, outstanding shares of the DE Trust will be fully paid, nonassessable, freely transferable, and have no preemptive or subscription rights. The DE Trust will also have the same fiscal year as the Trust.

  Who will bear the expenses of the Reorganization?
   Since the Reorganization will benefit the Fund and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the Trust, whether or not the Reorganization is approved by shareholders.

                                      20


  Are there any tax consequences for shareholders?
   The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Fund will be the same as the basis and holding period of your shares in the Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Trust, the DE Trust or their shareholders.

  What if I choose to sell my shares at any time?
   A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of the Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Fund.

  What is the effect of my voting "For" the Plan?
   By voting "FOR" the Plan, you will be agreeing to become a shareholder of a series of a mutual fund organized as a Delaware statutory trust, with Trustees, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for the Fund.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

INTRODUCTION TO PROPOSALS 3 AND 4
   The Fund is subject to a number of fundamental investment restrictions that
(1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally to (1) update those current investment restrictions that are more restrictive than is required under the federal securities laws; and (2) conform the Fund's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (2) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws,

                                      21


interpretations of the U.S. Securities and Exchange Commission ("SEC") or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA").

   After the Trust was organized as a Massachusetts business trust in 1986, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all.

   The Board believes there are several distinct advantages to revising the Fund's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that the Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment restrictions are expected to enable the Fund to more efficiently and more easily monitor portfolio compliance.

   The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have recently amended their investment restrictions. The proposed standardized restrictions will not affect the Fund's investment goal or its current principal investment strategies. Although the proposed amendments will give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund, nor does the Board anticipate that the proposed changes in fundamental investment restrictions will materially change the manner in which the Fund is currently managed and operated. However, the Board may change or modify the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Fund is managed to take advantage of such increased flexibility, the

                                      22


Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information ("SAI"), as appropriate.

PROPOSAL 3:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a-3g)
   The Fund's existing fundamental investment restrictions, together with the recommended changes to the investment restrictions, are detailed in Exhibit C, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders will be effective on the later of January 1, 2004 or the date of shareholder approval. The Board of Trustees recommends unanimously a vote "FOR" each Sub-Proposal.

Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding investments in real estate.
   Under the 1940 Act, a fund's restriction regarding investment in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate or mortgages on real estate, although the Fund may invest in marketable securities secured by real estate or interests therein.

  What effect will amending the current real estate restriction have on the Fund?
   The proposed restriction would permit the Fund to continue to invest in marketable securities secured by real estate or interests therein. In addition, under the proposed restriction, the Fund would be permitted to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests. The proposed restriction would also permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

   Modifying the Fund's real estate restriction may increase the Fund's exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, to the extent the Fund invests in developing or emerging market countries, these investments are subject to risk of forfeiture due to governmental action. Under the proposed real estate restriction, the Fund will not be limited to investments in "marketable" securities secured by real estate or interests therein, which would increase the Fund's ability to invest in illiquid securities. However, the Board has adopted a

                                      23


non-fundamental investment restriction, consistent with the current position of the staff of the SEC (the "SEC Staff") on illiquid securities, which prohibits the Fund from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction"). As a result, it is not currently intended that the Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

   The Fund's current fundamental investment restriction relating to real estate is combined with fundamental investment restrictions relating to investments in commodities, investments in other open-end investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding investments in real estate from these other fundamental investment restrictions, including the Fund's fundamental investment restriction on investments in commodities. (See Sub-Proposal 3b below.) The Fund is proposing to eliminate the restrictions on investing in other open-end investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in commodities.
   Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

  What effect will amending the current commodities restriction have on the Fund?
   The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodity contracts except futures contracts as described in the Fund's prospectus. Other than referring to the prospectus, the current investment restriction does not clarify the types of futures contracts that the Fund may purchase or sell.

   The proposed investment restriction relating to commodities clarifies that the Fund has the ability to engage in currency and futures contracts and related options and to invest in securities or other instruments that are secured by physical

                                      24


commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Fund is subject to guidelines established by the Board regarding the use of derivatives. Under these guidelines, currently no more than 5% of the Fund's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). The use of futures contracts can involve substantial risks and, therefore, the Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the guidelines established by the Board. It is not currently intended that the Fund would materially change these guidelines or its use of futures contracts, forward currency contracts and related options. In addition, the deletion of the reference to the Fund's prospectus in the proposed restriction will not materially change the Fund's use of futures contracts - the Fund will continue to describe its use of futures contracts in its prospectus or SAI, as appropriate. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

   The Fund's current fundamental investment restriction relating to commodities is combined with fundamental investment restrictions relating to investments in real estate, investments in other open-end investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding commodity contracts from these other fundamental investment restrictions, including the Fund's fundamental investment restriction relating to real estate. (See Sub-Proposal 3a above.) The Fund is proposing to eliminate the restrictions on investing in other open-end investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding underwriting.
   Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under

                                      25


certain circumstances the Fund may be deemed to be an underwriter of its own securities. The proposed restriction incorporates these SEC interpretations and would make clear that the Fund has the ability to sell its own shares.

  What effect will amending the current underwriting restriction have on the Fund?
   The Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether the Fund may sell securities that the Fund owns or whether the Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

   The proposed restriction relating to underwriting is substantially similar to the Fund's current investment restriction by prohibiting the Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that the Fund may re-sell securities that the Fund owns and that it may also sell its own shares.

   It is not anticipated that the adoption of the proposed restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

   The Fund's current fundamental investment restriction relating to underwriting is combined with restrictions relating to issuing senior securities, purchasing securities on margin and short sales. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from these other fundamental investment restrictions, including the Fund's investment restriction relating to issuing senior securities. (See Sub-Proposal 3d below.) The Fund is proposing to eliminate the restrictions on purchasing securities on margin and on short sales. (See Proposal 4 below.)

Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding issuing senior securities.
   The 1940 Act requires the Fund to have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

   SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to

                                      26


create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, an open-end fund must mark on its books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

  What effect will amending the current senior securities restriction have on the Fund?
   The current fundamental investment restriction relating to issuing senior securities prohibits the Fund from issuing senior securities.

   The proposed restriction would permit the Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

   The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Fund. However, the Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which the Fund may be exposed are limited, however, by the limitations on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

   The Fund's current fundamental investment restriction relating to issuing senior securities is combined with restrictions relating to underwriting, purchasing securities on margin and short sales. The adoption of this Sub-Proposal would result in the separation of the Fund's senior securities restriction from these other fundamental investment restrictions, including the Fund's investment restriction relating to underwriting. (See Sub-Proposal 3c above.) The Fund is proposing to eliminate the restrictions on purchasing securities on margin and on engaging in short sales. (See Proposal 4 below.)

                                      27


Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending.
   Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

   Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3d above.)

  What effect will amending the current lending restriction have on the Fund?
   The Fund's current investment restriction regarding lending prohibits the Fund from loaning money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. Although the Fund's current investment restriction permits the purchase of certain debt securities, the Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of private placement debt securities or engage in direct corporate loans, even if such investments would otherwise be consistent with the Fund's investment goal and policies.

   The proposed fundamental investment restriction provides that the Fund may not make loans to other persons except (1) through the lending of its portfolio securities; (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides the Fund with greater lending flexibility by permitting the Fund to invest in non-publicly distributed debt securities, loan participations, and direct corporate loans. To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction.

   The proposed fundamental investment restriction also provides the Fund with additional flexibility to make loans to affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the

                                      28


Fund to loan money to other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed investment restriction would permit the Fund, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

   Because the proposed lending restriction would provide the Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations, and other direct corporate loans, the Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by the Fund's adoption of the non-fundamental Illiquid Securities Restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest.

Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding industry concentration.
   Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

  What effect will amending the current industry concentration restriction have on the Fund?
   The proposed concentration policy is substantially the same as the Fund's current policy, except that (1) it modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (2) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the

                                      29


Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

   The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, if Proposal 4 is approved, then the Fund's current fundamental investment restriction against investments in other open-end investment companies will be eliminated. The proposed restriction on industry concentration will make explicit that such investments in other investment companies are exempt from the Fund's concentration policy. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its Prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

Sub-Proposal 3g: To amend the Fund's fundamental investment restriction regarding borrowing.
   The 1940 Act requires investment companies to impose certain limitations on borrowing activities, and a fund's borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

   Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

  What effect will amending the current borrowing restriction have on the Fund?
   The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money, except that the Fund may borrow money in amounts up to 30% of the value of the Fund's net assets. In addition, the Fund may not

                                      30


pledge, mortgage or hypothecate its assets for any purpose, except that the Fund may do so to secure such borrowings and then only to an extent not greater than 15% of its total assets. Arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

   The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. In addition, the Fund's investment restriction on pledging, mortgaging or hypothecating its assets for any purpose, except to secure such borrowings and then only to an extent not greater than 15% of its total assets, would be eliminated because the 1940 Act does not require this type of fundamental investment restriction. By so amending the investment restriction, the Fund would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders. As a general matter, however, Section 18 of the 1940 Act limits a fund's borrowings to not more than 33 1/3% of the fund's total assets (including the amount borrowed), which is somewhat greater than the Fund's current investment restriction of up to 30% of the value of the Fund's net assets.

   The proposed restriction would also permit the Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Inter-Fund Lending and Borrowing Order, permitting the Fund to borrow money from other funds in Franklin Templeton Investments. The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

   Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" SUB-PROPOSALS 3a-3g


                                      31


PROPOSAL 4:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS.
   The Fund's existing fundamental investment restrictions, together with those recommended to be eliminated, are detailed in Exhibit C, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." If shareholders approve Proposal 4, the elimination of such investment restrictions will be effective on the later of January 1, 2004 or the date of shareholder approval.

  Why is the Board recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on the Fund?
   Certain of the Fund's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to (1) investments in other open-end investment companies; (2) purchasing securities on margin and short sales; and (3) participation in joint trading accounts. The fundamental investment restriction relating to unlisted foreign securities and restricted securities does not represent current SEC Staff positions and is effectively limited by the Fund's non-fundamental Illiquid Securities Restriction.

   The other fundamental investment restrictions of the Fund were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, these fundamental restrictions are no longer required by law. As a result, the Fund is no longer legally required to adopt or maintain investment restrictions relating to (1) investments in oil and gas programs;
(2) management ownership of portfolio securities; (3) investing for purposes of exercising control; (4) investments in companies with less than three years of continuous operation; and (5) warrants.

   Accordingly, the Investment Manager has recommended, and the Board has determined, that these nine restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the Restrictions would also enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the

                                      32


Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage the Fund's assets in a changing investment environment.

  Which nine (9) Restrictions is the Board recommending that the Fund eliminate?
   The Fund currently is subject to nine Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. The exact language of the Restrictions has been included in Exhibit C, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

   Investment in Other Open-End Investment Companies

   The Fund's current fundamental investment restriction prohibits the Fund from investing in other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

   Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies, including open-end investment companies, except where the Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

   The Fund, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered or unregistered money market funds sponsored by Franklin Templeton Investments. Eliminating the Fund's current restriction on investments in other open-end investment companies would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since it contemplates relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

   Oil and Gas Programs

   The Fund has a fundamental investment restriction that prohibits it from investing in interests (other than publicly issued debentures or equity stock

                                      33


interests) in oil, gas or other mineral exploration or development programs. The Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

   Management Ownership of Securities

   The Fund's current fundamental investment restriction prohibits the Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been pre-empted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Fund. Therefore, the Board is recommending that the restriction be eliminated.

   Investing for Purposes of Exercising Control

   The 1940 Act does not require, and applicable state law no longer requires, that the Fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. Even though the Fund is a non-diversified investment company, it is still subject to certain limitations under the federal tax code with respect to how much of a single issuer's securities it may acquire. As a result, the Board is recommending that this restriction be eliminated.

   Purchasing Securities on Margin and Engaging in Short Sales

   The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding purchasing on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3d above). The Fund's current fundamental investment restrictions prohibit the Fund from purchasing securities on margin (except for margin payments in connection with futures, options and currency transactions) or engaging in short sales of securities.

   Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to purchase securities on margin and engage in short sales. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to the Fund at this time.

   Three Years of Continuous Operation

   The Fund's current fundamental investment restriction relating to investments in newer companies limits the Fund's ability to invest more than 5% of the value of

                                      34


its total assets in securities of issuers which have been in continuous operation less than three years. This restriction was based upon state securities laws, which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

   Unlisted Foreign Securities and Restricted Securities

   The fundamental investment restriction on unlisted foreign securities and restricted securities limits the Fund from investing more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. To the extent that unlisted foreign securities are not readily marketable at a price that is approximately equal to the value placed on such assets by the Fund, these types of securities may be considered illiquid. The Fund remains subject to the limitations imposed by the SEC Staff on an open-end fund's ability to invest in illiquid securities, which is currently limited to 15% of its net assets. As a result of the proposed elimination of the Fund's current investment restrictions that relate to restricted and illiquid securities, the Board has adopted the non-fundamental Illiquid Securities Restriction. Thus, the Fund is already prohibited from investing more than 15% of its net assets in illiquid securities, including foreign securities that are not readily marketable.

   The Fund's current fundamental investment restriction also limits the Fund's ability to invest in restricted securities to no more than 10% of the Fund's total assets. With some exceptions, restricted securities generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale. To the extent that a restricted security is not readily marketable, such a security may also be considered illiquid. The Fund's current fundamental investment restriction on restricted securities was based upon state law restrictions on the purchase of unregistered securities, as well as an SEC Staff position relating to illiquid securities. The state law provision has been pre-empted by NSMIA and the SEC Staff, which does not require investment companies to adopt the position as a fundamental restriction and has subsequently amended its position to permit investment companies to invest up to 15% of their net assets in illiquid securities.

   As described above, the Board has adopted the Illiquid Securities Restriction in recognition of the SEC Staff position and, therefore, is recommending that the current fundamental investment restriction on unlisted foreign securities and restricted securities be eliminated. The Board also has eliminated a related non-fundamental investment restriction that limited the Fund to investing no more than 10% of its total assets in securities that may not be resold without registration and securities which are not otherwise readily marketable, with a maximum of 5% in restricted securities.

                                      35


   Joint Trading Accounts

   The Fund's fundamental investment restriction relating to joint trading accounts prohibits the Fund's participation on a joint or a joint and several basis in such an account. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

   Warrants

   The Fund's fundamental investment restriction relating to warrants limits the Fund's investments in warrants to 5% of its net assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of its net assets which may be invested in warrants that are not listed on those exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. The Fund's fundamental investment restriction on warrants was based on state securities laws that have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

  What are the risks, if any, in eliminating the Restrictions?
   The Board does not anticipate that eliminating the Restrictions will result in any additional material risk to the Fund at this time. If this Proposal 4 is approved, the Fund's ability to invest in these nine areas will continue to be subject to the limitations of the 1940 Act, or any rule, SEC Staff interpretation, or exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices as a result of eliminating the Restrictions.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 4

..  ADDITIONAL INFORMATION ABOUT THE FUND
   The Investment Manager. The Investment Manager of the Fund is Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Fund's principal underwriter. Pursuant to an

                                      36


administration agreement, FT Services provides certain administrative functions for the Fund.

   The Underwriter. The underwriter for the Fund is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

   The Transfer Agent. The transfer agent and dividend-paying agent for the Fund is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report, dated August 31, 2003, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

   Principal Shareholders. As of September 17, 2003, the Fund had total net assets of $490,473,104.95 and a total of 51,043,834.437 shares of beneficial interest, $0.01 par value ("shares") outstanding divided among three separate classes of shares as follows: 37,332,804.810 Class A shares, 7,951,731.428 Class C shares and 5,759,298.199 Advisor Class shares.

   From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of

                                      37


September 17, 2003, the only other entities owning beneficially more than 5% of the outstanding shares of any class of the Fund were:

                                                                 Percentage of
                                               Amount and Nature  Outstanding
                                                 of Beneficial   Shares of the
 Name and Address                  Share Class     Ownership       Class (%)
 ----------------                  ----------- ----------------- -------------

 Franklin Templeton Fund Allocator   Advisor     2,073,139.219      35.993
 Moderate Target Fund
 c/o Fund Accounting Dept.
 One Franklin Parkway
 San Mateo, CA 94403-1906

 Franklin Templeton Fund Allocator   Advisor     1,238,365.041      21.500
 Conservative Target Fund
 c/o Fund Accounting Dept.
 One Franklin Parkway
 San Mateo, CA 94403-1906

 Franklin Templeton Fund Allocator   Advisor       687,331.010      11.933
 Growth Target Fund
 c/o Fund Accounting Dept.
 One Franklin Parkway
 San Mateo, CA 94403-1906

   In addition, to the knowledge of the Trust's management, as of September 17, 2003, the Trustees and officers of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund in the aggregate and of each class of the Fund individually.

                                      38


..  AUDIT COMMITTEE
   Audit Committee and Independent Auditors. The Fund's Audit Committee is responsible for the selection of the Fund's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Audit Committee consists of Andrew H. Hines, Jr. and Fred R. Millsaps (Chairman), who are Independent Trustees.

   Selection of Independent Auditors. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $28,948 for the fiscal year ended August 31, 2003 and $27,779 for the fiscal year ended August 31, 2002.

   Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $187 for the fiscal year ended August 31, 2003 and $0 for the fiscal year ended August 31, 2002. The services for which these fees were paid included services in connection with the Fund's Investment Manager's contract renewal.

   In addition, the Audit Committee pre-approved PwC's engagements for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements related directly to the operations and financial reporting of the Fund. The fees for these services were $426,460 for the fiscal year ended August 31, 2003 and $284,400 for the fiscal year ended August 31, 2002.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services to the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render any tax services to the Investment Manager or entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements related directly to

                                      39


the operations and financial reporting of the Fund, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   All Other Fees. PwC did not bill for other products and services, other than the services reported above, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render any other services to the Investment Manager or entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements related directly to the operations and financial reporting of the Fund, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

   Aggregate Non-Audit Fees. PwC did not render any non-audit services to the Fund, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

..  FURTHER INFORMATION ABOUT VOTING AND THE MEETING
   Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust has engaged D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $23,000 to $38,000, including out-of-pocket expenses. The Trust expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from D.F. King asking you to vote. The Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers

                                      40


and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Trust understands that the broker-dealers may vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the outstanding shares of the Trust - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item, will all be counted as shares present for purposes of determining whether the required quorum of shares exists.

   Methods of Tabulation. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Trust's shares present and voting at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, requires the affirmative vote of a majority of the Trust's outstanding shares. Proposal 3, to approve amendments to certain of the Fund's fundamental investment restrictions (including seven (7) Sub-Proposals), and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, each require the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3g, and Proposal 4.

   Adjournment. In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The persons designated as proxies may adjourn the

                                      41


Meeting to permit further solicitation of proxies or for other reasons consistent with Massachusetts law and the Fund's Declaration of Trust, as amended, and By-Laws, as amended and restated. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

   Shareholder Proposals. Neither the Trust nor the DE Trust is required, and they do not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the offices of the Trust or the DE Trust, as applicable, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary, so they are received within a reasonable time before any such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's or the DE Trust's, as applicable, proxy statement or presented at the meeting.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons designated as proxies will vote on such matters in accordance with the views of management.

                                  By Order of the Board of Trustees,

                                  Barbara J. Green
                                  Secretary

Dated: October 31, 2003

                                      42


                                   EXHIBIT A

                                    FORM OF
                     AGREEMENT AND PLAN OF REORGANIZATION
                        BETWEEN TEMPLETON INCOME TRUST
                     (A MASSACHUSETTS BUSINESS TRUST) AND
              TEMPLETON INCOME TRUST (A DELAWARE STATUTORY TRUST)

   This Agreement and Plan of Reorganization ("Agreement") is made as of this
  day of              , 2003 by and between Templeton Income Trust, a Delaware
statutory trust (the "Delaware Trust"), and Templeton Income Trust, a Massachusetts business trust (the "Massachusetts Trust") (the Delaware Trust and the Massachusetts Trust are hereinafter collectively referred to as the "parties").

   In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  Plan of Reorganization.

   (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Massachusetts Trust, on behalf of its sole series of shares designated as Templeton Global Bond Fund (the "Fund"), will convey, transfer and deliver to the Delaware Trust, on behalf of its Templeton Global Bond Fund (the "New Fund"), at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Massachusetts Trust's then-existing assets, including the assets of the Fund (the "Assets"). In consideration thereof, the Delaware Trust, on behalf of the New Fund, agrees at the Closing
(i) to assume and pay when due, all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the New Fund; and (ii) to deliver to the Massachusetts Trust, on behalf of the Fund, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the New Fund, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, $.01 par value per share, of the Fund's outstanding shares at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Massachusetts Trust, on behalf

                                      A-1


of the Fund, shall distribute to the Fund's shareholders the shares of the New Fund in accordance with this Agreement and the resolutions of the Board of Trustees of the Massachusetts Trust (the "Massachusetts Board of Trustees") authorizing the transactions contemplated by this Agreement.

   (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Delaware Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the New Fund equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding class of the Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the New Fund will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of the New Fund shall be deemed to be the same as the net asset value per share of each corresponding class of shares of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of the Fund will be deemed to represent the same number of shares of the corresponding class of the New Fund. Simultaneously with the crediting of the shares of the New Fund to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund to the Delaware Trust in exchange for share certificates of the New Fund. However, a shareholder need not deliver such certificates to the Delaware Trust unless the shareholder so desires.

   (c) As soon as practicable after the Effective Date of the Reorganization, the Massachusetts Trust shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Massachusetts Trust.

   (d) The expenses of entering into and carrying out this Agreement will be borne by the Massachusetts Trust to the extent not paid by its investment manager.

2.  Closing and Effective Date of the Reorganization.

   The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the Delaware Trust, on behalf of the New Fund, in exchange for the assumption and payment, when due, by the Delaware Trust, on behalf of the New Fund, of the Liabilities of the Fund; and (ii) the issuance and delivery of the New Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business

                                      A-2


day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Massachusetts Trust at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

3.  Conditions Precedent.

   The obligations of the Massachusetts Trust and the Delaware Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) (i) One or more post-effective amendments to the Massachusetts Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Massachusetts Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Delaware Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Massachusetts Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Massachusetts Trust to a Delaware statutory trust shall have been filed with the Commission and the Delaware Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

      (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware and the Commonwealth of Massachusetts, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley,

                                      A-3


   Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Trust, the Delaware Trust or the shareholders of the Massachusetts Trust or the Delaware Trust;

      (d) The Massachusetts Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Massachusetts Trust, to the effect that (i) the Delaware Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Delaware Trust and this Agreement has been duly executed and delivered by the Delaware Trust and is a legal, valid and binding agreement of the Delaware Trust in accordance with its terms; and (iii) the shares of the Delaware Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Delaware Trust;

      (e) The Delaware Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Delaware Trust, to the effect that: (i) the Massachusetts Trust is organized and validly existing under the laws of the Commonwealth of Massachusetts;
   (ii) the Massachusetts Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Massachusetts Trust and this Agreement has been duly executed and delivered by the Massachusetts Trust and is a legal, valid and binding agreement of the Massachusetts Trust in accordance with its terms;

      (f) The shares of the New Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Delaware Trust, on behalf of the New Fund, of the shares contemplated by this Agreement to be consummated;

      (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Massachusetts Board of Trustees and the shareholders of the Massachusetts Trust;

                                      A-4


      (h) The shareholders of the Massachusetts Trust shall have voted to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted, as sole shareholder of each class of the New Fund, to:

          (1) Elect as Trustees of the Trust the following individuals: Harris
       J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson, and Constantine D. Tseretopoulos; and

          (2) Approve an Investment Management Agreement between Franklin Advisers, Inc. ("FAI") and the Delaware Trust, on behalf of the New Fund, which is substantially identical to the then-current Investment Management Agreement between FAI and the Massachusetts Trust, on behalf of the Fund;

      (i) The Trustees of the Delaware Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

          (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 hereof between FAI and the Delaware Trust, on behalf of the New Fund;

          (2) Approval of the assignment to the Delaware Trust, on behalf of the New Fund, of the Custody Agreement dated September 15, 1986, as amended, (the "Custody Agreement"), between The Chase Manhattan Bank, N.A. (now JP Morgan Chase Bank) and the Massachusetts Trust, on behalf of the Fund;

          (3) Selection of PricewaterhouseCoopers LLP as the Delaware Trust's independent auditors for the fiscal year ending August 31, 2004;

          (4) Approval of an Administration Agreement between the Delaware Trust, on behalf of the New Fund, and Franklin Templeton Services, LLC;

          (5) Approval of a Distribution Agreement between the Delaware Trust, on behalf of the New Fund, and Franklin/Templeton Distributors, Inc.;

          (6) Approval of a Form of Dealer Agreement between the Delaware Trust, on behalf of the New Fund, and Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, dated May 15, 1998;

                                      A-5


          (7) Approval of the following Distribution Plans by the Delaware Trust, on behalf of the New Fund, pursuant to Rule 12b-1 under the 1940
       Act: (i) Class A Distribution Plan pursuant to Rule 12b-1; (ii) Class C Distribution Plan pursuant to Rule 12b-1; and (iii) Multiple Class Plan pursuant to Rule 18f-3;

          (8) Approval of a Transfer Agency Agreement between the Delaware Trust, on behalf of the New Fund, and Franklin Templeton Investor Services, LLC;

          (9) Approval of the assignment to the Delaware Trust, on behalf of New Fund, of the Sub-Transfer Agent Services Agreement between Franklin Templeton Investor Services, LLC, The Shareholder Services Group, Inc. and the Massachusetts Trust, on behalf of the Fund.

          (10) Authorization of the issuance by the Delaware Trust, on behalf of the New Fund, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of the New Fund to the Massachusetts Trust, on behalf of the Fund, in consideration for the payment of $1.00 for each such share for the purpose of enabling the Massachusetts Trust to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

          (11) Submission of the matters referred to in paragraph (h) of this
       Section 3 to the Massachusetts Trust as sole shareholder of each class of the New Fund; and

          (12) Authorization of the issuance and delivery by the Delaware Trust, on behalf of the New Fund, of shares of the New Fund on the Effective Date of the Reorganization and the assumption by the Delaware Trust, on behalf of the New Fund, of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

   At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Massachusetts Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Massachusetts Trust under this Agreement.

4.  Dissolution of the Massachusetts Trust.

   Promptly following the consummation of the distribution of the New Fund shares to holders of the Fund shares under this Agreement, the officers of the

                                      A-6


Massachusetts Trust shall take all steps necessary under Massachusetts law to effect its dissolution as a business trust, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the Commonwealth of Massachusetts, and filing for record with the Secretary of the Commonwealth of Massachusetts of the termination of the Trust.

5.  Termination.

   The Massachusetts Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.  Entire Agreement.

   This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.  Further Assurances.

   The Massachusetts Trust and the Delaware Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.  Counterparts.

   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.  Governing Law.

   This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                                      A-7


   IN WITNESS WHEREOF, the Delaware Trust and the Massachusetts Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

Attest:                                   TEMPLETON INCOME TRUST
                                          (a Massachusetts business trust)

By  -------------------------             By  -------------------------
    Name:                                     Name:
    Title:                                    Title:

Attest:                                   TEMPLETON INCOME TRUST
                                          (a Delaware statutory trust)

By  -------------------------             By  -------------------------
    Name:                                     Name:
    Title:                                    Title:

                                      A-8


                                   EXHIBIT B

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                The Law Governing Delaware Statutory Trusts and
        The Charter Documents of Templeton Income Trust Under Such Law

                                     With

              The Law Governing Massachusetts Business Trusts and
        The Charter Documents of Templeton Income Trust Under Such Law

                         Delaware Statutory Trust               Massachusetts Business Trust
                         ------------------------               ----------------------------
Governing      A Delaware statutory trust (a "DST") is       A Massachusetts business trust
Documents/     formed by a governing instrument and          (an "MBT") is created by filing a
Governing Body the filing of a certificate of trust with the declaration of trust with the
               Delaware Secretary of State ("Secretary       Secretary of State of
               of State"). The Delaware law governing a      Massachusetts and with the clerk
               DST is referred to in this analysis as the    of every city or town in
               "Delaware Act."                               Massachusetts where the MBT
                                                             has a usual place of business.

               A DST is an unincorporated association        An MBT is an unincorporated
               organized under the Delaware Act whose        association organized under the
               operations are governed by its governing      Massachusetts statute governing
               instrument (which may consist of one or       voluntary associations and certain
               more instruments). Its business and           trusts (the "Massachusetts
               affairs are managed by or under the           Statute") and is considered to be a
               direction of one or more trustees.            hybrid, having characteristics of
                                                             both corporations and common
                                                             law trusts. An MBT's operations
                                                             are governed by a declaration of
                                                             trust and by-laws. The business
                                                             and affairs of an MBT are
                                                             managed by or under the direction
                                                             of one or more trustees.

                                      B-1


            Delaware Statutory Trust               Massachusetts Business Trust
            ------------------------               ----------------------------
  If a DST is, becomes, or will become         MBTs are also granted a
  prior to or within 180 days following its    significant amount of
  first issuance of beneficial interests, a    organizational and operational
  registered investment company under the      flexibility. The Massachusetts
  Investment Company Act of 1940, as           Statute is silent on most of the
  amended (the "1940 Act"), such DST is        salient features of MBTs, thereby
  not required to have a trustee who is a      allowing the trustees of the MBT
  resident of Delaware or who has a            to freely structure the MBT. The
  principal place of business in Delaware      Massachusetts Statute does not
  provided that notice that the DST is or      specify what information must be
  will become an investment company is         contained in the declaration of
  set forth in the DST's certificate of trust  trust, nor does it require a
  and the DST has a registered office and a    registered officer or agent for
  registered agent for service of process in   service of process, provided at
  Delaware.                                    least one trustee lists his or her
                                               address as a Massachusetts
                                               address. Otherwise, the
                                               declaration of trust must include
                                               the name and address of a resident
                                               agent.

  The governing instrument for the DST,        The governing instrument for the
  Templeton Income Trust (the "Delaware        MBT, Templeton Income Trust
  Trust"), is comprised of an agreement        (the "Massachusetts Trust"), is
  and declaration of trust ("Declaration")     comprised of a declaration of
  and by-laws ("By-Laws"). The Delaware        trust, as amended to date ("MA
  Trust's governing body is a board of         Declaration"), and amended and
  trustees (the "board" or "board of           restated by-laws ("MA By-
  trustees" or collectively, the "trustees").  Laws"). The Massachusetts
                                               Trust's governing body is
                                               comprised of trustees.

  Each trustee of the Delaware Trust shall     Except in the event of the
  hold office for the lifetime of the          resignation or removal of a
  Delaware Trust or until such trustee's       trustee, each trustee of the
  earlier death, resignation, removal or       Massachusetts Trust shall hold
  inability otherwise to serve, or, if sooner  office for the lifetime of the
  than any such events, until the next         Massachusetts Trust or, if earlier,
  meeting of shareholders called for the       until the next meeting of
  purpose of electing trustees or consent of   shareholders called for the
  shareholders in lieu thereof for the         purpose of electing trustees or
  election of trustees, and until the election consent of shareholders in lieu
  and qualification of his or her successor.   thereof for the election of trustees
                                               and until the election and
                                               qualification of his or her
                                               successor.

                                      B-2


                              Delaware Statutory Trust              Massachusetts Business Trust
                              ------------------------              ----------------------------
Designation of      Under the Delaware Act, the ownership        Under the Massachusetts Statute,
Ownership Interests interests in a DST are denominated as        the ownership interests in an
                    "beneficial interests" and are held by       MBT are denominated as
                    "beneficial owners." However, there is       "beneficial interests" and are held
                    flexibility as to how a governing            by "beneficial owners." However,
                    instrument refers to "beneficial interests"  there is flexibility as to how a
                    and "beneficial owners" and the              governing instrument refers to
                    governing instrument may identify            "beneficial interests" and
                    "beneficial interests" and "beneficial       "beneficial owners" and the
                    owners" as "shares" and "shareholders,"      governing instrument may
                    respectively.                                identify "beneficial interests" and
                                                                 "beneficial owners" as "shares"
                                                                 and "shareholders," respectively.

                    The Delaware Trust's beneficial interests,   The Massachusetts Trust's units
                    without par value, are designated as         of beneficial interests, par value
                    "shares" and its beneficial owners are       $0.01 per unit, are designated as
                    designated as "shareholders." This           "shares" and its beneficial owners
                    analysis will use the "share" and            are designated as "shareholders."
                    "shareholder" terminology.                   This analysis will use the "share"
                                                                 and "shareholder" terminology.

Series and Classes  Under the Delaware Act, the governing        The Massachusetts Statute does
                    instrument may provide for classes,          not prohibit an MBT from issuing
                    groups or series of shares, shareholders     one or more series or classes of
                    or trustees, having such relative rights,    beneficial interest. The
                    powers and duties as set forth in the        Massachusetts Statute is largely
                    governing instrument. Such series,           silent as to any requirements for
                    classes or groups may be described in the    the creation of such series or
                    DST's governing instrument or in             classes, although the trust
                    resolutions adopted by its trustees. No      documents creating an MBT may
                    state filing is necessary and, unless        provide methods or authority to
                    required by the governing instrument,        create such series or classes
                    shareholder approval is not needed.          without seeking shareholder
                    Except to the extent otherwise provided      approval.
                    in the governing instrument of a DST,
                    where the DST is a registered investment
                    company under the 1940 Act, any class,
                    group or series of shares established by
                    the governing instrument shall be a class,
                    group or series preferred as to
                    distributions or dividends over all other
                    classes, groups or series with respect to
                    assets specifically allocated to such class,
                    group or series as contemplated by
                    Section 18 (or any amendment or
                    successor provision) of the 1940 Act and
                    any regulations issued thereunder.

                                      B-3


           Delaware Statutory Trust               Massachusetts Business Trust
           ------------------------               ----------------------------
  The Declaration authorizes the board of     The MA Declaration authorizes an
  trustees to divide the Delaware Trust's     unlimited number of shares, which
  shares into separate and distinct series    the trustees may divide into
  and to divide a series into separate        separate series and classes.
  classes of shares as permitted by the       Variations in the relative rights and
  Delaware Act. Such series and classes       preferences between the different
  will have the rights, powers and duties set series and classes shall be fixed
  forth in the Declaration unless otherwise   and determined by the trustees;
  provided in resolutions of the board with   provided, that all shares shall be
  respect to such series or class. The board  identical except that there may be of trustees may classify or reclassify any  variations so fixed and determined
  unissued shares or any shares of the        between different series as to
  Delaware Trust or any series or class, that investment objective, purchase
  were previously issued and are              price, allocation of expenses, right
  reacquired, into one or more series or      of redemption, special and relative
  classes that may be established and         rights as to dividends and on
  designated from time to time.               liquidation, conversion rights, and
                                              conditions under which the several
  The Declaration provides that the           series shall have separate voting
  establishment and designation of any        rights. Each shareholder of a series
  series or class shall be effective, without shall be entitled to receive his or
  the requirement of shareholder approval,    her pro rata share of distributions
  upon the adoption of a resolution by not    of income and capital gains made
  less than a majority of the then board of   with respect to such series. Shares
  trustees, which resolution shall set forth  do not entitle the holder to
  such establishment and designation and      preference, preemptive, appraisal,
  may provide, to the extent permitted by     conversion or exchange rights,
  the Delaware Act, for rights, powers and    except as the trustees may
  duties of such series or class (including   determine with respect to any
  variations in the relative rights and       series. The trustees may reallocate
  preferences as between the different        assets and expenses or change the
  series and classes) otherwise than as       designation of any series or any
  provided in the Declaration. The board of   class, or otherwise change the
  trustees has approved resolutions that      special and relative rights of any
  provide the shareholders of each series     series or any class, provided that
  and class of the Delaware Trust with the    such change shall not adversely
  same conversion rights, and subject to the  affect the rights of the shareholders
  same conditions of conversion, as the       of such series or class.
  shareholders of the corresponding series
  and class of the Massachusetts Trust.       The MA Declaration provides that
                                              shares of each class may vary
                                              between themselves as to rights of
                                              redemption and conversion rights,
                                              as may be approved by the trustees
                                              and set forth in the then-current
                                              prospectus of such class(es). (The
                                              Massachusetts Trust's current
                                              prospectuses, however, do not
                                              provide for the automatic
                                              conversion of one class of shares
                                              into another class of shares.)

                                      B-4


             Delaware Statutory Trust                Massachusetts Business Trust
             ------------------------                ----------------------------

  Assets and Liabilities                         Assets and Liabilities
  The Declaration also provides that each        The MA Declaration also
  series of the Delaware Trust shall be          provides that liabilities, expenses,
  separate and distinct from any other           costs, charges and reserves related
  series of the Delaware Trust, shall            to the distribution of, and other
  maintain separate and distinct records on      expenses that should properly be
  the books of the Delaware Trust, and           allocated to, the shares of a
  shall hold and account for the assets and      particular class may be charged to
  liabilities belonging to any such series       and borne solely by such class.
  separately from the assets and liabilities     The bearing of expenses solely by
  of the Delaware Trust or any other series.     a class may be appropriately
  Each class of a series shall be separate       reflected in (in a manner
  and distinct from any other class of the       determined by the trustees), and
  series. If any assets or liabilities which     cause differences in, the net asset
  are not readily identifiable as assets or      value attributable to, and the
  liabilities of a particular series, then the   dividend, redemption and
  board of trustees, or an appropriate           liquidation rights of, the shares of
  officer as determined by the board of          different classes. Each allocation
  trustees, shall allocate such assets or        of liabilities, expenses, costs,
  liabilities to, between or among any one       charges and reserves by the
  or more of the series in such manner and       trustees shall be conclusive and
  on such basis as the board of trustees, in     binding upon the shareholders of
  its sole discretion, deems fair and            all classes for all purposes.
  equitable. Each such allocation by or
  under the direction of the board of
  trustees shall be conclusive and binding
  upon the shareholders of
  all series for all purposes. Liabilities,
  debts, obligations, costs, charges,
  reserves and expenses related to the
  distribution of, and other identified
  expenses that should properly be
  allocated to, the shares of a particular
  class may be charged to and borne solely
  by such class. The bearing of expenses
  solely by a particular class of shares may
  be appropriately reflected in (in a manner
  determined by the board of trustees), and
  may affect the net asset value attributable
  to, and the dividend, redemption and
  liquidation rights of, such class. Each
  allocation of liabilities, debts, obligations,
  costs, charges, reserves and expenses by
  or under the direction of the board of
  trustees shall be conclusive and binding
  upon the shareholders of all classes for
  all purposes.

                                      B-5


            Delaware Statutory Trust               Massachusetts Business Trust
            ------------------------               ----------------------------

  Dividends and Distributions                  Dividends and Distributions
  The Declaration provides that no             The MA Declaration provides
  dividend or distribution including,          that the trustees shall from time to
  without limitation, any distribution paid    time distribute ratably among the
  upon dissolution of the Delaware Trust or    shareholders of a series such
  of any series, nor any redemption of, the    proportion of the net profits,
  shares of any series or class of such series surplus (including paid-in
  shall be effected by the Delaware Trust      surplus), capital, or assets of such
  other than from the assets held with         series held by the trustees as they
  respect to such series, nor, except as       deem proper. Such distributions
  specifically provided in the Declaration,    may be made in cash or property,
  shall any shareholder of any particular      and the trustees may distribute
  series otherwise have any right or claim     ratably among the shareholders
  against the assets held with respect to any  additional shares of such series
  other series or the Delaware Trust           issuable pursuant to the MA
  generally except, in the case of a right or  Declaration in such manner, at
  claim against the assets held with respect   such times, and on such terms as
  to any other series, to the extent that such the trustees deem proper. The
  shareholder has such a right or claim        trustees may retain from the net
  under the Declaration as a shareholder of    profits such amount as they deem
  such other series. The shareholders of the   necessary to pay the debts or
  Delaware Trust or any series or class, if    expenses of the series or to meet
  any, shall be entitled to receive dividends  obligations of the series, or as
  and distributions when, if and as declared   they deem desirable to use in the
  by the board of trustees, provided that      conduct of its affairs or to retain
  with respect to classes, such dividends      for future requirements or
  and distributions shall comply with the      extensions of the business. The
  1940 Act. The right of shareholders to       trustees may, in their discretion,
  receive dividends or other distributions     distribute for any fiscal year as
  on shares of any class may be set forth in   ordinary dividends and as capital
  a plan adopted by the board of trustees      gains distributions, respectively,
  and amended from time to time pursuant       such additional or lesser amounts
  to the 1940 Act.                             sufficient to enable the
                                               Massachusetts Trust or the series
                                               to avoid or reduce liability for
                                               taxes.

                                      B-6


            Delaware Statutory Trust           Massachusetts Business Trust
            ------------------------           ----------------------------
  No share shall have any priority or
  preference over any other share of the
  same series with respect to dividends or
  distributions paid in the ordinary course
  of business or distributions upon
  dissolution of the Delaware Trust or of
  such series made pursuant to the
  provisions of the Declaration; provided
  however, that if the shares of a series are
  divided into classes, no share of a
  particular class shall have any priority or
  preference over any other share of the
  same class with respect to dividends or
  distributions paid in the ordinary course
  of business or distributions upon
  dissolution of the Delaware Trust or of
  such series made pursuant to the
  provisions of the Declaration. All
  dividends and distributions shall be made
  ratably among all shareholders of the
  Delaware Trust or a particular series from
  the property of the Delaware Trust held
  with respect to the Delaware Trust or
  such series; provided however, that if the
  shares of a series are divided into classes,
  all dividends and distributions from the
  property of the Delaware Trust held with
  respect to such series shall be distributed
  to each class of such series according to
  the net asset value computed for such
  class and within such particular class,
  shall be distributed ratably to the
  shareholders of such class.

  Dividends may be paid in cash or in kind.
  Before payment of any dividend there
  may be set aside out of any funds of the Delaware Trust, or the applicable series, available for dividends such sum or sums as the board of trustees may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Delaware Trust, or any series, or for such other lawful purpose as the board of trustees shall deem to be in the best interests of the Delaware Trust, or the applicable series, as the case may be, and the board of trustees may abolish any such reserve in the manner in which it was created.

                                      B-7


                       Delaware Statutory Trust               Massachusetts Business Trust
                       ------------------------               ----------------------------
Amendments to The Delaware Act provides broad             The Massachusetts Statute
Governing     flexibility as to the manner of amending    provides broad flexibility as to the
Documents     and/or restating the governing instrument   manner of amending and/or
              of a DST. Amendments to the                 restating the governing instrument
              Declaration that do not change the          of an MBT. The Massachusetts
              information in the DST's certificate of     Statute provides that the trustees
              trust are not required to be filed with the shall, within thirty (30) days after
              Secretary of State.                         the adoption of any amendment to
                                                          the declaration of trust, file a copy
                                                          with the Secretary of State of
                                                          Massachusetts and with the clerk
                                                          of every city or town in
                                                          Massachusetts where the MBT
                                                          has a usual place of business.

              Declaration of Trust                        Declaration of Trust
              The Declaration may be restated and/or      The MA Declaration may be
              amended at any time by a written            amended by a vote of the holders
              instrument signed by a majority of the      of a majority of the shares
              board of trustees and, if required by the   outstanding and entitled to vote or
              Declaration, the 1940 Act or any            by an instrument in writing,
              securities exchange on which outstanding    without a meeting, signed by a
              shares are listed for trading, by approval  majority of the trustees and
              of such amendment by the shareholders,      consented to by the holders of a
              by the affirmative "vote of a majority of   majority of the shares outstanding
              the outstanding voting securities" (as      and entitled to vote.
              defined in the 1940 Act) of the Delaware
              Trust entitled to vote at a shareholders'   The trustees may amend the MA
              meeting at which a quorum is present,       Declaration in their sole
              subject to Article III, Section 6 of the    discretion, without the need for
              Declaration relating to voting by series    shareholder action, to add to,
              and classes.                                delete, or otherwise modify any
                                                          provisions relating to the shares
                                                          of the Massachusetts Trust if the
                                                          trustees determine that such
                                                          action is consistent with the fair
                                                          and equitable treatment of all
                                                          shareholders or that shareholder
                                                          approval is not otherwise required
                                                          by the 1940 Act or other
                                                          applicable law. Such amendments
                                                          include, but are not limited to: (1)
                                                          creating one or more series or
                                                          classes of shares with such rights
                                                          and preferences and eligibility
                                                          requirements for investment as
                                                          the trustees determine and
                                                          reclassifying outstanding shares
                                                          as shares of particular series; (2)
                                                          amending the series and class

                                      B-8


  Delaware Statutory Trust    Massachusetts Business Trust
  ------------------------    ----------------------------
                           designation section of the MA
                           Declaration; (3) combining one or
                           more series or classes into a
                           single series or class; (4)
                           changing or eliminating the
                           eligibility requirements for
                           investment in shares of any series
                           or class; (5) changing the
                           designation of any series or class;
                           (6) changing the method of
                           allocating dividends among
                           various series or classes; (7)
                           allocating specific assets,
                           liabilities, income or expenses of
                           the Massachusetts Trust to one or
                           more series or classes thereof; or
                           (8) specifically allocating assets
                           to any or all series or creating
                           additional series or classes which
                           are preferred over all other series
                           or classes in certain respects and
                           providing for any special voting
                           or other rights regarding such
                           series or classes.

                           The trustees may also amend the
                           MA Declaration without the vote
                           or consent of shareholders to: (1)
                           change the name of the
                           Massachusetts Trust; (2) supply
                           any omission; (3) cure, correct or
                           supplement any ambiguous,
                           defective or inconsistent
                           provision thereof; or (4) if they
                           deem it necessary, conform the
                           MA Declaration to the
                           requirements of applicable federal
                           laws or regulations.

                           No amendment of the MA
                           Declaration that would change the
                           rights of shareholders by reducing
                           the amount payable upon
                           liquidation or by diminishing or
                           eliminating any related voting
                           rights may be made without the
                           vote or consent of the holders of
                           two-thirds of the shares
                           outstanding and entitled to vote or
                           such other vote established by the
                           trustees regarding any series of
                           shares.

                                      B-9


                       Delaware Statutory Trust              Massachusetts Business Trust
                       ------------------------              ----------------------------

              By-Laws                                     By-Laws
              The By-Laws may be amended, restated        The MA By-Laws may be
              or repealed or new By-Laws may be           amended or repealed, or new by-
              adopted by the affirmative vote of a        laws may be adopted, by a vote of
              majority of the outstanding shares          a majority of the outstanding
              entitled to vote. The By-Laws may also      shares entitled to vote, or by the
              be amended, restated or repealed or new     trustees, but the trustees may not
              By-Laws may be adopted by the board of      take such action, if such action
              trustees, by a vote of a majority of the    requires, under applicable law, the
              trustees present at a meeting at which a    MA Declaration or the MA By-
              quorum is present.                          Laws, a vote of the shareholders.

              Certificate of Trust
              Pursuant to the Declaration, amendments
              and/or restatements of the certificate of trust shall be made at any time by the board of trustees, without approval of the shareholders, to correct any inaccuracy contained therein. Any such amendments/restatements of the certificate of trust must be executed by at least one (1) trustee and filed with the Secretary of State in order to become effective.

Preemptive    Under the Delaware Act, a governing         Under the Massachusetts Statute,
Rights and    instrument may contain any provision        a governing instrument may
Redemption of relating to the rights, duties and          contain any provision relating to
Shares        obligations of the shareholders. Unless     the rights, duties and obligations
              otherwise provided in the governing         of the shareholders.
              instrument, a shareholder shall have no
              preemptive right to subscribe to any
              additional issue of shares or another
              interest in a DST.

              The Declaration provides that no            The MA Declaration provides
              shareholder shall have the preemptive or    that no shareholder shall have any
              other right to subscribe for new or         preference, preemptive, appraisal,
              additional shares or other securities       conversion or exchange rights,
              issued by the Delaware Trust or any         except as the trustees may
              series thereof.                             determine with respect to any
                                                          series of shares.

                                     B-10


            Delaware Statutory Trust                Massachusetts Business Trust
            ------------------------                ----------------------------
  Unless otherwise provided in the              The shares of any shareholder
  Delaware Trust's prospectus relating to       shall be redeemed at net asset
  the outstanding shares, as such               value per share at the request of
  prospectus may be amended from time to        the shareholder, under the terms
  time, the Delaware Trust shall purchase       specified in the MA Declaration,
  the outstanding shares offered by any         by the trustees and in the
  shareholder for redemption upon such          Massachusetts Trust's then
  shareholder's compliance with the             effective prospectus or
  procedures set forth in the Declaration       registration statement.
  and/or such other procedures as the board
  may authorize. The Delaware Trust shall       Shares of a shareholder are also
  pay the net asset value for such              redeemable at net asset value per
  outstanding shares, subject to certain        share (i) by agreement between
  reductions for fees and sales charges, in     the Massachusetts Trust and such
  accordance with the Declaration, the By-      shareholder; (ii) by the
  Laws, the 1940 Act and other applicable       Massachusetts Trust at any time
  law. The Delaware Trust's payments for        the aggregate purchase price of
  such outstanding shares shall be made in      the shares owned by the
  cash, but may, at the option of the board     shareholder is less than $500; (iii)
  of trustees or an authorized officer, be      by the Massachusetts Trust to
  made in kind or partially in cash and         meet federal tax requirements, in
  partially in kind. In addition, at the option which case such shares would be
  of the board of trustees, the Delaware        redeemed to the extent necessary
  Trust may, from time to time, without the     to conform to such requirements
  vote of the shareholders, but subject to      (for this purpose, the trustees may
  the 1940 Act, redeem outstanding shares       also refuse to transfer or issue
  or authorize the closing of any               shares to any person); or (iv) by
  shareholder account, subject to such          the Massachusetts Trust at any
  conditions as may be established by the       time a series has a negative net
  board of trustees.                            income, in which case the
                                                shareholders' shares of such
                                                series would be reduced by an
                                                amount that represents the amount
                                                of such negative net income.

                                                Payment for such shares may be
                                                made in cash or in property of the
                                                relevant series at such time and in
                                                the manner specified in the
                                                Massachusetts Trust's then
                                                effective prospectus or
                                                registration statement, subject to
                                                the trustees' right to suspend
                                                redemption rights.

                                     B-11


                            Delaware Statutory Trust               Massachusetts Business Trust
                            ------------------------               ----------------------------
Dissolution and  The Delaware Trust shall be dissolved          Pursuant to the MA Declaration,
Termination      upon the first to occur of the following:      the Massachusetts Trust may be
Events           (i) upon the vote of the holders of a          terminated by the affirmative vote
                 majority of the outstanding shares of the      of the holders of two-thirds of the
                 Delaware Trust entitled to vote; (ii) at the   shares outstanding and entitled to
                 discretion of the board of trustees at any     vote, at any meeting of
                 time there are no shares outstanding of        shareholders, or by an instrument
                 the Delaware Trust; (iii) upon the sale,       in writing, without a meeting,
                 conveyance and transfer of all of the          signed by a majority of the
                 assets of the Delaware Trust to another        trustees and consented to by the
                 entity; or (iv) upon the occurrence of a       holders of two-thirds of such
                 dissolution or termination event pursuant      shares, or by such other vote as
                 to any provision of the Delaware Act.          may be established by the trustees
                                                                with respect to any series of
                                                                shares.

                 A particular series shall be dissolved         A series may be terminated with
                 upon the first to occur of the following:      or without shareholder vote.
                 (i) upon the vote of the holders of a
                 majority of the outstanding shares of that
                 series entitled to vote; (ii) at the
                 discretion of the board of trustees at any
                 time there are no shares outstanding of
                 that series; or (iii) upon any event that
                 causes the dissolution of the Delaware
                 Trust.

                 A particular class shall be terminated         The trustees may, by an
                 upon the first to occur of the following:      instrument executed by a majority
                 (i) upon the vote of the holders of a          of their number, abolish any class
                 majority of the outstanding shares of that     and the establishment and
                 class entitled to vote; (ii) at the discretion designation thereof.
                 of the board of trustees at any time there
                 are no shares outstanding of that class; or
                 (iii) upon the dissolution of the series of
                 which the class is a part.

Liquidation upon Under the Delaware Act, a DST that has         The Massachusetts Statute is
Dissolution or   dissolved shall first pay or make              silent on the manner of
Termination      reasonable provision to pay all known          liquidating an MBT upon
                 claims and obligations, including those        termination.
                 that are contingent, conditional and
                 unmatured, and all known claims and
                 obligations for which the claimant is
                 unknown. Any remaining assets shall be
                 distributed to the shareholders or as
                 otherwise provided in the governing
                 instrument.

                                     B-12


           Delaware Statutory Trust               Massachusetts Business Trust
           ------------------------               ----------------------------
  Under the Delaware Act, a series that has
  dissolved shall first pay or make
  reasonable provision to pay all known
  claims and obligations of the series,
  including those that are contingent,
  conditional and unmatured, and all
  known claims and obligations of the
  series for which the claimant is unknown.
  Any remaining assets of the series shall
  be distributed to the shareholders of such
  series or as otherwise provided in the
  governing instrument.

  The Declaration provides that any           The MA Declaration provides
  remaining assets of the dissolved           that upon the termination of the
  Delaware Trust and/or each series thereof   Massachusetts Trust or any series
  (or the particular dissolved series, as the thereof, the trustees shall wind up
  case may be) shall be distributed to the    its affairs; provided that any sale,
  shareholders of the Delaware Trust and/     conveyance, assignment,
  or each series thereof (or the particular   exchange, transfer or other
  dissolved series, as the case may be)       disposition of all or substantially
  ratably according to the number of          all of the property of the
  outstanding shares of the Delaware Trust    Massachusetts Trust or series
  and/or such series thereof (or the          thereof shall require the
  particular dissolved series, as the case    shareholder approval set forth
  may be) held of record by the several       under Shareholder Vote on
  shareholders on the date for such           Certain Transactions. After
  dissolution distribution; provided,         paying or making provision to
  however, that if the outstanding shares of  pay all liabilities, and upon
  a series are divided into classes, any      receipt of such releases,
  remaining assets held with respect to       indemnities and refunding
  such series shall be distributed to each    agreements as the trustees deem
  class of such series according to the net   necessary for their protection, the
  asset value computed for such class and     trustees may distribute the
  within such particular class, shall be      remaining assets, in cash or in
  distributed ratably to the shareholders of  kind or partly each, among the
  such class according to the number of       shareholders according to their
  outstanding shares of such class held of    respective rights.
  record by the several shareholders on the
  date for such dissolution distribution.

                                     B-13


                           Delaware Statutory Trust               Massachusetts Business Trust
                           ------------------------               ----------------------------
Voting Rights,    Under the Delaware Act, the governing       There is no provision in the
Meetings, Notice, instrument may set forth any provision      Massachusetts Statute addressing
Quorum, Record    relating to trustee and shareholder voting  voting by the shareholders of an
Dates and Proxies rights, including the withholding of such   MBT. The declaration of trust of
                  rights from certain trustees or             an MBT, however, may specify
                  shareholders. If voting rights are granted, matters on which shareholders are
                  the governing instrument may contain        entitled to vote.
                  any provision relating to meetings, notice
                  requirements, written consents, record
                  dates, quorum requirements, voting by
                  proxy and any other matter pertaining to
                  the exercise of voting rights. The
                  governing instrument may also provide
                  for the establishment of record dates for
                  allocations and distributions by the DST.

                  One Vote Per Share                          One Vote Per Share
                  Subject to Article III, Section 6 of the    The MA Declaration provides
                  Declaration relating to voting by series    that each whole share is entitled
                  and classes, the Declaration provides that  to one vote as to any matter on
                  each outstanding share is entitled to one   which it is entitled to vote and
                  vote and each outstanding fractional        each fractional share is entitled to
                  share is entitled to a fractional vote.     a proportionate fractional vote.

                  Voting by Series or Class                   Voting by Series or Class
                  In addition, the Declaration provides that  The MA Declaration provides
                  all outstanding shares of the Delaware      that in conjunction with the
                  Trust entitled to vote on a matter shall    establishment of any series or
                  vote on the matter, separately by series    class of shares, the trustees may
                  and, if applicable, by class, provided      establish conditions under which
                  that: (1) where the 1940 Act requires all   the several series or classes shall
                  outstanding shares of the Delaware Trust    have separate voting rights. These
                  to be voted in the aggregate without        provisions are subject to the
                  differentiation between the separate        requirements of the 1940 Act
                  series or classes, then all of the Delaware requiring a separate vote by series
                  Trust's outstanding shares shall vote in    or class in certain circumstances.
                  the aggregate; and (2) if any matter        The trustees have adopted
                  affects only the interests of some but not  separate voting rights for each
                  all series or classes, then only the        series and class of the
                  shareholders of such affected series or     Massachusetts Trust, which are
                  classes shall be entitled to vote on the    consistent with the 1940 Act.
                  matter.

                  Shareholders' Meetings                      Shareholders' Meetings
                  The Delaware Act does not mandate           An annual shareholders' meeting
                  annual shareholders' meetings.              is not required by the
                                                              Massachusetts Statute.

                                     B-14


            Delaware Statutory Trust              Massachusetts Business Trust
            ------------------------              ----------------------------
  The By-Laws authorize the calling of a       An annual shareholders' meeting
  shareholders' meeting: (i) when deemed       is not required either by the MA
  necessary or desirable by the board of       Declaration or the MA By-Laws.
  trustees; or (ii) to the extent permitted by The MA Declaration provides
  the 1940 Act, by the chairperson of the      that the trustees may call a
  board, or at the request of holders of 10%   shareholders' meeting for the
  of the outstanding shares if such            election or removal of trustees or
  shareholders pay the reasonably              for any other purpose specified by
  estimated cost of preparing and mailing      the trustees. In addition, the MA
  the notice thereof, for the purpose of       Declaration provides that the
  electing trustees. However, no meeting       trustees will call a meeting to
  may be called at the request of              consider the removal of a trustee
  shareholders to consider any matter that     if requested in writing by
  is substantially the same as a matter        shareholders holding at least 10%
  voted upon at a shareholders' meeting        of the outstanding shares.
  held during the preceding twelve (12)
  months, unless requested by holders of a
  majority of all outstanding shares entitled
  to vote at such meeting.

  Record Dates                                 Record Dates
  As set forth above, the Delaware Act         There is no record date provision
  authorizes the governing instrument of a     in the Massachusetts Statute.
  DST to set forth any provision relating to
  record dates.

  In order to determine the shareholders       For the purpose of determining
  entitled to notice of, and to vote at, a     the shareholders entitled to notice
  shareholders' meeting, the Declaration       of and to vote at any meeting, or
  authorizes the board of trustees to fix a    to participate in any distribution,
  record date. The record date may not         or for the purpose of any other
  precede the date on which it is fixed by     action, the MA By-Laws permit
  the board and it may not be more than        the trustees from time to time to
  one hundred and twenty (120) days nor        close the transfer books for a
  less than ten (10) days before the date of   period not exceeding 30 days, or
  the shareholders' meeting. The By-Laws       without closing the transfer
  provide that notice of a shareholders'       books, to set a record date not
  meeting shall be given to shareholders       more than 90 days before the date
  entitled to vote at such meeting not less    of any shareholder meeting or
  than ten (10) nor more than one hundred      distribution or other action. The
  and twenty (120) days before the date of     MA By-Laws also provide that all
  the meeting.                                 notices of shareholders' meetings
                                               shall be mailed to shareholders
                                               not less than 10 days nor more
                                               than 60 days before the date of
                                               the meeting.

                                     B-15


           Delaware Statutory Trust           Massachusetts Business Trust
           ------------------------           ----------------------------
  To determine the shareholders entitled to
  vote on any action without a meeting, the
  Declaration authorizes the board of
  trustees to fix a record date. The record
  date may not precede the date on which it
  is fixed by the board nor may it be more
  than thirty (30) days after the date on
  which it is fixed by the board.

  Pursuant to the Declaration, if the board of trustees does not fix a record date: (a) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; (b) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action by the board of trustees has been taken, shall be the day on which the first signed written consent is delivered to the Delaware Trust, or (ii) when prior action of the board of trustees has been taken, shall be the day on which the board of trustees adopts the resolution taking such prior action.

  To determine the shareholders of the
  Delaware Trust or any series or class
  thereof entitled to a dividend or any other distribution of assets of the Delaware
  Trust or any series or class thereof, the Declaration authorizes the board of trustees to fix a record date. The record date may not precede the date on which it is fixed by the board nor may it be more than sixty (60) days before the date such dividend or distribution is to be paid. The board may set different record dates for different series or classes.

                                     B-16


           Delaware Statutory Trust              Massachusetts Business Trust
           ------------------------              ----------------------------

  Quorum for Shareholders' Meeting            Quorum for Shareholders' Meeting
  To transact business at a shareholders'     The MA By-Laws provide that a
  meeting, the Declaration provides that      majority of the outstanding shares
  forty percent (40%) of the outstanding      present, in person or by proxy,
  shares entitled to vote at the meeting,     shall constitute a quorum at a
  which are present in person or              shareholders' meeting.
  represented by proxy, shall constitute a
  quorum at such meeting, except when a
  larger quorum is required by the
  Declaration, the By-Laws, applicable law
  or any securities exchange on which such
  shares are listed for trading, in which
  case such quorum shall comply with such
  requirements. When a separate vote by
  one or more series or classes is required,
  forty percent (40%) of the outstanding
  shares of each such series or class
  entitled to vote at a shareholders' meeting
  of such series or class, which are present
  in person or represented by proxy, shall
  constitute a quorum at such series or
  class meeting, except when a larger
  quorum is required by the Declaration,
  the By-Laws, applicable law or the
  requirements of any securities exchange
  on which outstanding shares of such
  series or class are listed for trading, in
  which case such quorum shall comply
  with such requirements.

                                     B-17


             Delaware Statutory Trust               Massachusetts Business Trust
             ------------------------               ----------------------------

  Shareholder Vote                               Shareholder Vote
  The Declaration provides that, subject to      The MA Declaration and MA By-
  any provision of the Declaration, the By-      Laws specify certain matters on
  Laws, the 1940 Act or other applicable         which shareholders are entitled,
  law that requires a different vote: (i) in all but not necessarily required, to
  matters other than the election of trustees,   vote. Specifically, a shareholder
  the affirmative "vote of a majority of the     has the power to vote only: (1) for
  outstanding voting securities" (as defined     the election or removal of
  in the 1940 Act) of the Delaware Trust         trustees; (2) to the same extent as
  entitled to vote at a shareholders' meeting    a stockholder of a Massachusetts
  at which a quorum is present, shall be the     business corporation as to
  act of the shareholders; and (ii) trustees     whether or not a court action,
  shall be elected by a plurality of the votes   proceeding or claim should be
  cast of the holders of outstanding shares      brought or maintained
  entitled to vote present in person or          derivatively or as a class action;
  represented by proxy at a shareholders'        (3) regarding the termination of
  meeting at which a quorum is present.          the Massachusetts Trust or a
  Pursuant to the Declaration, where a           series thereof; (4) regarding any
  separate vote by series and, if applicable,    investment advisory or
  by classes is required, the preceding          management contract; (5)
  sentence shall apply to such separate          regarding amendments to the MA
  votes by series and classes.                   By-Laws and certain amendments
                                                 to the MA Declaration; (6)
                                                 regarding mergers, consolidations
                                                 or sale of substantially all the
                                                 assets of the Massachusetts Trust;
                                                 (7) regarding incorporation of the
                                                 Massachusetts Trust to the extent
                                                 provided in the MA Declaration;
                                                 and (8) with respect to such
                                                 additional matters required by the
                                                 MA Declaration, the MA By-
                                                 Laws, the registration of the
                                                 Massachusetts Trust as an
                                                 investment company under the
                                                 1940 Act, or as the trustees
                                                 consider necessary or desirable.

                                     B-18


           Delaware Statutory Trust              Massachusetts Business Trust
           ------------------------              ----------------------------

  Shareholder Vote on Certain                Shareholder Vote on Certain
  Transactions                               Transactions
  Pursuant to the Declaration, the board of  Trustees shall be elected by the
  trustees, by vote of a majority of the     shareholders owning a plurality of
  trustees, may cause the merger,            the shares voting at a
  consolidation, conversion, share           shareholders' meeting at which a
  exchange or reorganization of the          quorum is present and called for
  Delaware Trust, or the conversion, share   that purpose.
  exchange or reorganization of any series
  of the Delaware Trust, without the vote    Pursuant to the MA Declaration, a
  of the shareholders of the Delaware Trust  merger or consolidation of the or such series, as applicable, unless such Massachusetts Trust or the sale,
  vote is required by the 1940 Act;          lease or exchange of all or
  provided however, that the board of        substantially all of its property
  trustees shall provide 30 days' prior      shall require the affirmative vote
  written notice to the shareholders of the  of the holders of two-thirds of the
  Delaware Trust or such series, as          shares outstanding and entitled to
  applicable, of such merger, consolidation, vote at a shareholders' meeting, a
  conversion, share exchange or              written consent by such
  reorganization.                            percentage of shares or such other
                                             vote established by the trustees
  If permitted by the 1940 Act, the board of with respect to a series of shares,
  trustees, by vote of a majority of the     except that if the action is
  trustees, and without a shareholder vote,  recommended by the trustees, the
  may cause the Delaware Trust to convert    affirmative vote or written
  to a master feeder structure and thereby   consent of a majority of the shares
  cause series of the Delaware Trust to      outstanding and entitled to vote,
  either become feeders into a master fund,  or other vote established by the
  or to become master funds into which       trustees with respect to a series of
  other funds are feeders.                   shares, is sufficient.

                                             With the approval of the holders
                                             of a majority of the shares
                                             outstanding and entitled to vote,
                                             or by such other vote as may be
                                             established by the trustees with
                                             respect to any series of shares, the
                                             trustees may organize another
                                             entity to acquire all of the
                                             property of the Massachusetts
                                             Trust or to carry on any business
                                             in which the Massachusetts Trust
                                             has an interest. They may transfer
                                             the Massachusetts Trust property
                                             to such entity in exchange for the
                                             securities thereof, and may cause
                                             the Massachusetts Trust to lend
                                             money to, subscribe for the
                                             securities of, and enter into any
                                             contract with such entity. The
                                             trustees may also merge or
                                             consolidate the Massachusetts

                                     B-19


            Delaware Statutory Trust                Massachusetts Business Trust
            ------------------------                ----------------------------
                                                Trust with such entity to the
                                                extent permitted by law. No
                                                shareholder approval shall be
                                                required for the trustees to
                                                organize an entity and sell,
                                                convey or transfer a portion of the
                                                property of the Massachusetts
                                                Trust for value to such entity.

  Cumulative Voting                             Cumulative Voting
  The Declaration provides that                 The MA Declaration provides
  shareholders are not entitled to cumulate     that shareholders are not entitled
  their votes on any matter.                    to cumulate their votes in the
                                                election of trustees.

  Proxies                                       Proxies
  Under the Delaware Act, unless                There is no provision in the
  otherwise provided in the governing           Massachusetts Statute regarding
  instrument of a DST, on any matter that       proxies.
  is to be voted on by the trustees or the
  shareholders, the trustees or shareholders
  (as applicable) may vote in person or by
  proxy and such proxy may be granted in
  writing, by means of "electronic
  transmission" (as defined in the Delaware
  Act) or as otherwise permitted by
  applicable law. Under the Delaware Act,
  the term "electronic transmission" is
  defined as any form of communication
  not directly involving the physical
  transmission of paper that creates a
  record that may be retained, retrieved and
  reviewed by a recipient thereof and that
  may be directly reproduced in paper form
  by such a recipient through an automated
  process.

  The By-Laws permit a shareholder to           The MA By-Laws permit the
  authorize another person to act as proxy      Massachusetts Trust to accept
  by the following methods: execution of a      written proxies signed by the
  written instrument or by "electronic          shareholder or shareholders (for
  transmission" (as defined in the Delaware     jointly held shares) and filed with
  Act), telephonic, computerized,               the secretary of the Massachusetts
  telecommunications or another                 Trust or the secretary's designee.
  reasonable alternative to the execution of    A proxy shall be deemed valid
  a written instrument. Unless a proxy          unless challenged at or prior to its
  provides otherwise, it is not valid more      exercise and the burden of
  than 11 months after its date. In addition,   proving invalidity rests on the
  the By-Laws provide that the revocability     challenger.
  of a proxy that states on its face that it is
  irrevocable shall be governed by the
  provisions of the general corporation law
  of the State of Delaware.

                                     B-20


            Delaware Statutory Trust              Massachusetts Business Trust
            ------------------------              ----------------------------

  Action by Written Consent                    Action by Written Consent
  Under the Delaware Act, unless               There is no provision in the
  otherwise provided in the governing          Massachusetts Statute regarding
  instrument of a DST, on any matter that      action by written consent.
  is to be voted on by the trustees or the
  shareholders, such action may be taken
  without a meeting, without prior notice
  and without a vote if a written consent(s),
  setting forth the action taken, is signed by
  the trustees or shareholders (as
  applicable) having the minimum number
  of votes that would be necessary to take
  such action at a meeting at which all
  trustees or interests in the DST (as
  applicable) entitled to vote on such action
  were present and voted. Unless otherwise
  provided in the governing instrument, a
  consent transmitted by "electronic
  transmission" (as defined in the Delaware
  Act) by a trustee or shareholder (as
  applicable) or by a person authorized to
  act for a trustee or shareholder (as
  applicable) will be deemed to be written
  and signed for this purpose.

  Shareholders. The Declaration authorizes     Shareholders. The MA By-Laws
  shareholders to take action without a        provide that any action which
  meeting and without prior notice if          may be taken by shareholders
  written consents setting forth the action    may be taken without a meeting if
  taken are signed by the holders of all       a majority of the shareholders
  outstanding shares entitled to vote on that  entitled to vote on the matter (or
  action. A consent transmitted by             such larger proportion thereof as
  "electronic transmission" (as defined in     shall be required by law, the MA
  the Delaware Act) by a shareholder or by     Declaration or the MA By-Laws
  a person(s) authorized to act for a          for approval of such matter)
  shareholder shall be deemed to be written    consent to the action in writing
  and signed for purposes of this provision.   and the written consents are filed
                                               with the records of the meetings
                                               of shareholders.

                                     B-21


                       Delaware Statutory Trust                Massachusetts Business Trust
                       ------------------------                ----------------------------
             Board of Trustees. The Declaration also       Trustees. Under the MA
             authorizes the board of trustees or any       Declaration and MA By-Laws,
             committee of the board of trustees to take    any action which may be taken at
             action without a meeting and without          any meeting of the trustees may
             prior written notice if written consents      be taken without a meeting if all
             setting forth the action taken are executed   the trustees consent to the action
             by trustees having the number of votes        in writing and the written
             necessary to take that action at a meeting    consents are filed with the records
             at which the entire board of trustees or      of the trustees' meetings.
             any committee thereof, as applicable, is
             present and voting. A consent transmitted
             by "electronic transmission" (as defined
             in the Delaware Act) by a trustee shall be
             deemed to be written and signed for
             purposes of this provision.

Removal of   The governing instrument of a DST may         The governing instrument of an
Trustees     contain any provision relating to the         MBT may contain any provision
             removal of trustees; provided however,        relating to the removal of trustees;
             that there shall at all times be at least one provided, however, that there
             trustee of the DST.                           shall at all times be at least one
                                                           trustee of the MBT.

             Under the Declaration, any trustee may        The MA Declaration provides
             be removed, with or without cause, by         that any trustee may be removed:
             the board of trustees, by action of a         (i) with cause, by action of two-
             majority of the trustees. Shareholders        thirds of the remaining trustees
             shall have the power to remove a trustee      (except that at least 3 trustees
             only to the extent provided by the 1940       must remain in office after the
             Act.                                          removal); or (ii) by vote of the
                                                           holders of two-thirds of the
                                                           outstanding shares of the
                                                           Massachusetts Trust, either by
                                                           "declaration in writing" or at a
                                                           meeting called for such purpose.

Vacancies on Subject to the 1940 Act, vacancies on the     Subject to the provisions of the
Board of     board of trustees may be filled by a          1940 Act, vacancies in the
Trustees     majority vote of the trustee(s) then in       number of trustees may be filled
             office, regardless of the number and even     by a majority vote of the
             if less than a quorum. However, a             trustee(s) then in office. A
             shareholders' meeting shall be called to      shareholders' meeting shall be
             elect trustees if required by the 1940 Act.   called to elect trustees if required
                                                           by the 1940 Act.

                                     B-22


                        Delaware Statutory Trust                Massachusetts Business Trust
                        ------------------------                ----------------------------
              In the event all trustee offices become
              vacant, the investment adviser shall serve
              as the sole remaining trustee, subject to
              the provisions of the 1940 Act, and shall,
              as soon as practicable, fill all of the
              vacancies on the board. Thereupon, the
              investment adviser shall resign as trustee
              and a shareholders' meeting shall be
              called to elect trustees.

Limitation on The Delaware Act explicitly authorizes        The Massachusetts Statute does
Interseries   limitation on interseries liability so that   not contain statutory provisions
Liability     the debts, liabilities, obligations and       addressing series or class liability
              expenses incurred, contracted for or          with respect to a multiple series or
              otherwise existing with respect to a          class investment company.
              particular series of a multiple series DST    Therefore, unless otherwise
              will be enforceable only against the          provided in the declaration of
              assets of such series, and not against the    trust for an MBT, the debts,
              general assets of the DST or any other        liabilities, obligations and
              series, and, unless otherwise provided in     expenses incurred, contracted for
              the governing instrument of the DST,          or otherwise existing with respect
              none of the debts, liabilities, obligations   to a particular series or class may
              and expenses incurred, contracted for or      be enforceable against the assets
              otherwise existing with respect to the        of the business trust generally.
              DST generally or any other series thereof
              will be enforceable against the assets of
              such series. This protection will be
              afforded if: (i) the DST separately
              maintains the records and the assets of
              such series; (ii) notice of the limitation on
              liabilities of the series is set forth in the
              certificate of trust; and (iii) the governing
              instrument so provides.

              The Declaration and certificate of trust of   The MA Declaration explicitly
              the Delaware Trust provide for limitation     limits the liabilities of series and
              on interseries liability.                     states that under no circumstances
                                                            shall the assets of a particular
                                                            series be charged with liabilities
                                                            attributable to any other series.
                                                            The MA Declaration also states
                                                            that the liabilities allocated to a
                                                            class may be charged to and
                                                            borne solely by such class.
                                                            Additionally, the MA Declaration
                                                            provides that third parties
                                                            extending credit to, contracting
                                                            with or having a claim against a
                                                            particular series or class shall
                                                            look only to the assets of that

                                     B-23


                               Delaware Statutory Trust              Massachusetts Business Trust
                               ------------------------              ----------------------------
                                                                  particular series or class for
                                                                  payment of such credit, contract
                                                                  or claim. No present or former
                                                                  shareholder of any series shall
                                                                  have any claim or right to any
                                                                  assets of any other series.
                                                                  Although these provisions serve
                                                                  to put third parties on notice,
                                                                  since there is no support in the
                                                                  Massachusetts Statute to limit
                                                                  liability, there remains the
                                                                  possibility that a court may not
                                                                  uphold the limitations set forth in
                                                                  the MA Declaration.

Shareholder Liability Under the Delaware Act, except to the       The Massachusetts Statute does
                      extent otherwise provided in the            not include an express provision
                      governing instrument of a DST,              relating to the limitation of
                      shareholders of a DST are entitled to the   liability of the beneficial owners
                      same limitation of personal liability       of a business trust. Therefore, the
                      extended to shareholders of a private       owners of an MBT could
                      corporation organized for profit under the  potentially be liable for
                      General Corporation Law of the State of     obligations of the MBT,
                      Delaware (such shareholders are             notwithstanding an express
                      generally not liable for the obligations of provision in the governing
                      the corporation).                           instrument stating that the
                                                                  beneficial owners are not
                                                                  personally liable in connection
                                                                  with MBT property or the acts,
                                                                  obligations or affairs of the MBT.

                      Under the Declaration, shareholders are     The MA Declaration provides
                      entitled to the same limitation of personal that no shareholder shall be liability as that extended to shareholders  subject to any personal liability
                      of a private corporation organized for      whatsoever to any person in
                      profit under the General Corporation Law    connection with property of the
                      of the State of Delaware. However, the      Massachusetts Trust or the acts,
                      board of trustees may cause any             obligations or affairs of the
                      shareholder to pay for charges of the       Massachusetts Trust.
                      trust's custodian or transfer, dividend
                      disbursing, shareholder servicing or
                      similar agent for services provided to
                      such shareholder.

                                     B-24


                       Delaware Statutory Trust             Massachusetts Business Trust
                       ------------------------             ----------------------------
Trustee/Agent Subject to the provisions in the governing The Massachusetts Statute does
Liability     instrument, the Delaware Act provides      not include an express provision
              that a trustee or any other person         limiting the liability of the
              managing the DST, when acting in such      trustees of an MBT. The trustees
              capacity, will not be personally liable to of an MBT could potentially be
              any person other than the DST or a         held personally liable for the
              shareholder of the DST for any act,        obligations of the MBT.
              omission or obligation of the DST or any
              trustee. To the extent that at law or in
              equity, a trustee has duties (including
              fiduciary duties) and liabilities to the
              DST and its shareholders, such duties and
              liabilities may be expanded or restricted
              by the governing instrument.

              The Declaration provides that any person   The MA Declaration provides
              who is or was a trustee, officer, employee that no trustee, officer, employee, or other agent of the Delaware Trust or is or agent shall be subject to any
              or was serving at the request of the       personal liability whatsoever to
              Delaware Trust as a trustee, director,     any person, other than to the
              officer, employee or other agent of        Massachusetts Trust or its
              another corporation, partnership, joint    shareholders, in connection with
              venture, trust or other enterprise (an     the Massachusetts Trust's affairs,
              "Agent") will be liable to the Delaware    except liability arising from bad
              Trust and to any shareholder solely for    faith, willful misfeasance, gross
              such Agent's own willful misfeasance,      negligence or reckless disregard
              bad faith, gross negligence or reckless    of his or her duties to such
              disregard of the duties involved in the    person; and all such persons shall
              conduct of such Agent (such conduct        look solely to the Massachusetts
              referred to as "Disqualifying Conduct").   Trust property for satisfaction of
                                                         any claims arising in connection
                                                         with the Massachusetts Trust's
                                                         affairs.

              Subject to the preceding sentence, Agents  If any shareholder, trustee, will not be liable for any act or omission officer, employee, or agent, as
              of any other Agent or any investment       such, of the Massachusetts Trust
              adviser or principal underwriter of the    is made a party to any suit or
              Delaware Trust. No Agent, when acting      proceeding to enforce any such
              in such capacity, shall be personally      claims arising in connection with
              liable to any person (other than the       the Massachusetts Trust's affairs,
              Delaware Trust or its shareholders as      he or she shall not, on account
              described above) for any act, omission or  thereof, be personally liable.
              obligation of the Delaware Trust or any
              trustee.

                                     B-25


  Delaware Statutory Trust    Massachusetts Business Trust
  ------------------------    ----------------------------
                           No trustee, officer, employee or
                           agent of the Massachusetts Trust
                           shall be liable to the
                           Massachusetts Trust, its
                           shareholders, or to any
                           shareholder, trustee, officer,
                           employee, agent or service
                           provider thereof for any action or
                           failure to act by him or her or by
                           any such other trustee, officer,
                           employee, agent or service
                           provider except for any such
                           action or failure to act arising
                           from his or her own Disqualifying
                           Conduct.

                           Every obligation, contract,
                           instrument, certificate, share,
                           other security of the
                           Massachusetts Trust or
                           undertaking, and every other act
                           or thing whatsoever executed in
                           connection with the
                           Massachusetts Trust shall be
                           conclusively presumed to have
                           been executed or done by the
                           executors thereof only in their
                           capacities as trustees, officers,
                           employees or agents of the
                           Massachusetts Trust.

                           Each trustee, officer and
                           employee of the Massachusetts
                           Trust shall, in the performance of
                           his or her duties, be fully
                           protected with regard to any act or
                           failure to act resulting from
                           reliance in good faith upon the
                           books of account or other records
                           of the Massachusetts Trust, upon
                           an opinion of counsel, or upon
                           reports made to the Massachusetts
                           Trust by any of its officers or
                           employees or experts or
                           consultants selected with
                           reasonable care by the trustees,
                           officers or employees of the
                           Massachusetts Trust, regardless of
                           whether such counsel or expert is
                           also a trustee.

                                     B-26


                         Delaware Statutory Trust               Massachusetts Business Trust
                         ------------------------               ----------------------------
Indemnification Subject to such standards and restrictions  Although the Massachusetts
                contained in the governing instrument of    Statute is silent as to the
                a DST, the Delaware Act authorizes a        indemnification of trustees,
                DST to indemnify and hold harmless any      officers and shareholders,
                trustee, shareholder or other person from   indemnification is expressly
                and against any and all claims and          provided for in the MA
                demands.                                    Declaration.

                Pursuant to the Declaration, the Delaware   The Massachusetts Trust shall
                Trust will indemnify any Agent who was      indemnify and hold each
                or is a party or is threatened to be made a shareholder harmless from and
                party to any proceeding by reason of such   against all claims and liabilities,
                Agent's capacity, against attorneys' fees   to which such shareholder may
                and other certain expenses, judgments,      become subject by reason of his
                fines, settlements and other amounts        being or having been a
                incurred in connection with such            shareholder, and shall reimburse
                proceeding if such Agent acted in good      such shareholder for all legal and
                faith or in the case of a criminal          other expenses reasonably
                proceeding, had no reasonable cause to      incurred by him or her in
                believe such Agent's conduct was            connection with such claim or
                unlawful. However, there is no right to     liability, provided that any such
                indemnification for any liability arising   expenses will be paid solely out
                from the Agent's Disqualifying Conduct.     of the assets of the series with
                As to any matter for which such Agent is    respect to which such
                found to be liable in the performance of    shareholder's shares are issued.
                such Agent's duty to the Delaware Trust
                or its shareholders, indemnification will   Subject to the paragraph below,
                be made only to the extent that the court   every person who is, or has been,
                in which that action was brought            a trustee or officer of the
                determines that in view of all the          Massachusetts Trust will be
                circumstances of the case, the Agent was    indemnified by the Massachusetts
                not liable by reason of such Agent's        Trust to the fullest extent
                Disqualifying Conduct. Note that the        permitted by law against all
                Securities Act of 1933, as amended (the     liability and expenses (including,
                "1933 Act"), in the opinion of the U.S.     without limitation, attorneys'
                Securities and Exchange Commission          fees, costs, judgments, amounts
                ("SEC"), and the 1940 Act also limit the    paid in settlement, fines, penalties
                ability of the Delaware Trust to            and other liabilities) reasonably
                indemnify an Agent.                         incurred or paid by him or her in
                                                            connection with any threatened or
                                                            actual claim, action, suit or
                                                            proceeding in which he or she
                                                            becomes involved as a party or
                                                            otherwise by virtue of being or
                                                            having been a trustee or officer
                                                            and against amounts paid or
                                                            incurred in the settlement thereof.

                                     B-27


  Delaware Statutory Trust     Massachusetts Business Trust
  ------------------------     ----------------------------
                           However, no indemnification will
                           be provided to a trustee or officer:
                           (i) against any liability to the
                           Massachusetts Trust or its
                           shareholders by reason of a final
                           adjudication by a court or other
                           body that he or she engaged in
                           Disqualifying Conduct; (ii)
                           regarding any matter as to which
                           he or she has been finally
                           adjudicated not to have acted in
                           good faith in the reasonable belief
                           that his or her action was in the
                           best interest of the Massachusetts
                           Trust; or (iii) in the event of a
                           settlement or other disposition not
                           involving a final adjudication on
                           the merits that results in a
                           payment by a trustee or officer,
                           unless it has been determined that
                           such trustee or officer did not
                           engage in Disqualifying Conduct:
                           (1) by the court or other body
                           approving the settlement or other
                           disposition; or (2) based upon a
                           review of readily available facts
                           by (a) vote of a majority of non-
                           party trustees who are not
                           interested persons of the
                           Massachusetts Trust acting on the
                           matter (provided that a majority
                           of such trustees act on the matter)
                           or (b) written opinion of
                           independent legal counsel.

                           To the extent permitted by law,
                           the right to indemnification will
                           continue as to a person who has
                           ceased to be such trustee or
                           officer and will inure to the
                           benefit of the heirs, executors,
                           administrators and assigns of such
                           person.

                                     B-28


           Delaware Statutory Trust              Massachusetts Business Trust
           ------------------------              ----------------------------
                                              To the extent permitted by law,
                                              the trustees have the power to
                                              indemnify any person with whom
                                              the Massachusetts Trust has
                                              dealings, including the
                                              employees, agents, investment
                                              advisers, administrators,
                                              distributors, selected dealers and
                                              independent contractors of the
                                              Massachusetts Trust, to such
                                              extent as the trustees shall
                                              determine.

                                              These provisions do not affect
                                              any right to indemnification to
                                              which other Massachusetts Trust
                                              personnel may be entitled by
                                              contract or otherwise under law.

                                              Note that the 1933 Act, in the
                                              opinion of the SEC, and the 1940
                                              Act also limit the ability of the
                                              Massachusetts Trust to indemnify
                                              such persons.

  Expenses incurred by an Agent in            Expenses incurred in defense of
  defending any proceeding may be             any such claim, action, suit or
  advanced by the Delaware Trust before       proceeding may be advanced by
  the final disposition of the proceeding on  the Massachusetts Trust prior to
  receipt of an undertaking by or on behalf   its final disposition upon receipt
  of the Agent to repay the amount of the     of an undertaking by or on behalf
  advance if it is ultimately determined that of the recipient to repay such
  the Agent is not entitled to                amount if it is ultimately
  indemnification by the Delaware Trust.      determined that he or she is not
                                              entitled to indemnification,
                                              provided that either: (i) the
                                              recipient provides security for
                                              such undertaking, or the
                                              Massachusetts Trust is insured
                                              against losses arising from such
                                              advances; or (ii) a majority of
                                              non-party trustees who are not
                                              interested persons of the
                                              Massachusetts Trust acting on the
                                              matter (provided that a majority
                                              of such trustees act on the matter)
                                              or an independent legal counsel in
                                              a written opinion determine that
                                              there is reason to believe that the
                                              recipient ultimately will be
                                              entitled to indemnification.

                                     B-29


                      Delaware Statutory Trust              Massachusetts Business Trust
                      ------------------------              ----------------------------
Insurance   The Delaware Act is silent as to the right   There is no provision in the
            of a DST to purchase insurance on behalf     Massachusetts Statute relating to
            of its trustees or other persons.            insurance.

            However, as the policy of the Delaware       Under the MA Declaration, the
            Act is to give maximum effect to the         trustees have the power, to the
            principle of freedom of contract and to      extent permitted by law, to
            the enforceability of governing              purchase, and pay for out of the
            instruments, the Declaration authorizes      Massachusetts Trust property,
            the board of trustees, to the fullest extent insurance policies insuring the
            permitted by applicable law, to purchase     shareholders, trustees, officers,
            with Delaware Trust assets, insurance for    employees, agents, investment
            liability and for all expenses of an Agent   advisers, administrators,
            in connection with any proceeding in         distributors, selected dealers and
            which such Agent becomes involved by         independent contractors of the
            virtue of such Agent's actions, or           Massachusetts Trust against all
            omissions to act, in its capacity or former  claims arising by reason of
            capacity with the Delaware Trust,            holding any such position or by
            whether or not the Delaware Trust would      reason of any action taken or
            have the power to indemnify such Agent       omitted by any such person in
            against such liability.                      such capacity.

Shareholder Under the Delaware Act, except to the        There is no provision in the
Right of    extent otherwise provided in the             Massachusetts Statute relating to
Inspection  governing instrument and subject to          shareholder inspection rights.
            reasonable standards established by the
            trustees, each shareholder has the right,
            upon reasonable demand for any purpose
            reasonably related to the shareholder's
            interest as a shareholder, to obtain from
            the DST certain information regarding
            the governance and affairs of the DST.

            To the extent permitted by Delaware law      The MA By-Laws provide that
            and the By-Laws, a shareholder, upon         the trustees shall determine
            reasonable written demand to the             whether and to what extent, and at
            Delaware Trust for any purpose               what times and places, and under
            reasonably related to such shareholder's     what conditions and regulations,
            interest as a shareholder, may inspect       the accounts and books of the
            certain information as to the governance     Massachusetts Trust shall be open
            and affairs of the Delaware Trust during     for inspection by any shareholder,
            regular business hours. However,             and no shareholder has the right
            reasonable standards governing, without      to inspect any account or book or
            limitation, the information and              document of the Massachusetts
            documents to be furnished and the time       Trust except as conferred by law
            and location of furnishing the same, will    or authorized by the trustees or by
            be established by the board or any officer   resolution of the shareholders.
            to whom such power is delegated in the

                                     B-30


                             Delaware Statutory Trust               Massachusetts Business Trust
                             ------------------------               ----------------------------
                   By-Laws. In addition, as permitted by the     However, the MA Declaration
                   Delaware Act, the By-Laws also                requires the trustees to, at least
                   authorize the board or an officer to whom     semi-annually, submit to the
                   the board delegates such powers to keep       shareholders a written financial
                   confidential from shareholders for such       report (including financial
                   period of time as deemed reasonable any       statements) of the Massachusetts
                   information that the board or such officer    Trust's transactions, which may
                   in good faith believes would not be in the    be included in the Massachusetts
                   best interest of the Delaware Trust to        Trust's prospectus.
                   disclose or that could damage the
                   Delaware Trust or that the Delaware
                   Trust is required by law or by agreement
                   with a third party to keep confidential.

Derivative Actions Under the Delaware Act, a shareholder         There is no provision under the
                   may bring a derivative action if trustees     Massachusetts Statute regarding
                   with authority to do so have refused to       derivative actions.
                   bring the action or if a demand upon the
                   trustees to bring the action is not likely to
                   succeed. A shareholder may bring a
                   derivative action only if the shareholder
                   is a shareholder at the time the action is
                   brought and: (i) was a shareholder at the
                   time of the transaction complained about
                   or (ii) acquired the status of shareholder
                   by operation of law or pursuant to the
                   governing instrument from a person who
                   was a shareholder at the time of the
                   transaction. A shareholder's right to bring
                   a derivative action may be subject to such
                   additional standards and restrictions, if
                   any, as are set forth in the governing
                   instrument.

                   The Declaration provides that, subject to     The MA Declaration has a
                   the requirements set forth in the             provision regarding shareholder
                   Delaware Act, a shareholder may bring a       voting on derivative actions as
                   derivative action on behalf of the            described in Shareholder Vote
                   Delaware Trust only if the shareholder        above.
                   first makes a pre-suit demand upon the        The MA Declaration states that a
                   board of trustees to bring the subject        shareholder of a particular series
                   action unless an effort to cause the board    of the Massachusetts Trust shall
                   of trustees to bring such action is           not be entitled to participate in a
                   excused. A demand on the board of             derivative or class action on
                   trustees shall only be excused if a           behalf of any other series or the
                   majority of the board of trustees, or a       shareholders of any other series of
                   majority of any committee established to      the Massachusetts Trust.
                   consider the merits of such action, has a
                   material personal financial interest in the
                   action at issue. A trustee shall not be

                                     B-31


                        Delaware Statutory Trust            Massachusetts Business Trust
                        ------------------------            ----------------------------
               deemed to have a\ material personal
               financial interest in an action or
               otherwise be disqualified from ruling on
               a shareholder demand by virtue of the
               fact that such trustee receives
               remuneration from his service on the
               board of trustees of the Delaware Trust or
               on the boards of one or more investment
               companies with the same or an affiliated
               investment adviser or underwriter.

Management     The Delaware Trust is an open-end          The Massachusetts Trust is an
Investment     management investment company under        open-end management investment
Company        the 1940 Act (i.e., a management           company under the 1940 Act (i.e.,
Classification investment company whose securities are    a management investment
               redeemable).                               company whose securities are
                                                          redeemable).


                                     B-32


                                   EXHIBIT C

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED

                  CURRENT
                INVESTMENT                 CURRENT                            PROPOSED
                RESTRICTION              FUNDAMENTAL                         FUNDAMENTAL
PROPOSAL OR      NUMBER &                RESTRICTION                         RESTRICTION
SUB-PROPOSAL      SUBJECT             The Fund may not:                   The Fund may not:
------------ ----------------- ------------------------------- ---------------------------------------
     3a      1. (Real Estate)  Invest in real estate or        Purchase or sell real estate unless
                               mortgages on real estate        acquired as a result of ownership
                               (although the Fund may          of securities or other instruments
                               invest in marketable            and provided that this restriction
                               securities secured by real      does not prevent the Fund from
                               estate or interests therein).   purchasing or selling securities
                                                               secured by real estate or interests
                                                               therein or securities of issuers that
                                                               invest, deal or otherwise engage in
                                                               transactions in real estate or
                                                               interests therein.

     4       1. (Investment in Invest in other open-end        Proposed to be Eliminated.
             Other Open-End    investment companies
             Investment        (except in connection with      Note: The Fund will still be
             Companies)        a merger, consolidation,        subject to the restrictions of (S)12(d)
                               acquisition or                  of the 1940 Act, or any rules or
                               reorganization).                exemptions or interpretations
                                                               thereunder that may be adopted,
                                                               granted or issued by the SEC,
                                                               which restrict an investment
                                                               company's investments in other
                                                               investment companies.

     4       1. (Oil and Gas   Invest in interests (other      Proposed to be Eliminated.
             Programs)         than publicly issued
                               debentures or equity stock
                               interests) in oil, gas or other
                               mineral exploration or
                               development programs.

     3b      1. (Commodities)  Purchase or sell commodity      Purchase or sell physical
                               contracts (except futures       commodities, unless acquired as a
                               contracts as described in the   result of ownership of securities or
                               Fund's prospectus).             other instruments and provided
                                                               that this restriction does not
                                                               prevent the Fund from engaging in
                                                               transactions involving currencies
                                                               and futures contracts and options
                                                               thereon or investing in securities or
                                                               other instruments that are secured
                                                               by physical commodities.

                                      C-1


                  CURRENT
                INVESTMENT                CURRENT                         PROPOSED
                RESTRICTION             FUNDAMENTAL                      FUNDAMENTAL
PROPOSAL OR      NUMBER &               RESTRICTION                      RESTRICTION
SUB-PROPOSAL      SUBJECT            The Fund may not:                The Fund may not:
------------ ----------------- ----------------------------- -----------------------------------
     4       2. (Management    Purchase or retain securities Proposed to be Eliminated.
             Ownership of      of any company in which
             Securities)       trustees or officers of the
                               [Trust] or of the
                               [Investment Manager],
                               individually owning more
                               than  1/2 of 1% of the
                               securities of such company,
                               in the aggregate own more
                               than 5% of the securities of
                               such company.

     4       3. (Control)      Invest in any company for     Proposed to be Eliminated.
                               the purpose of exercising
                               control or management.

     3c      4. (Underwriting) Act as an underwriter.        Act as an underwriter except to the
                                                             extent the Fund may be deemed to
                                                             be an underwriter when disposing
                                                             of securities it owns or when
                                                             selling its own shares.

     3d      4. (Senior        Issue senior securities.      Issue senior securities, except to
             Securities)                                     the extent permitted by the 1940
                                                             Act or any rules, exemptions or
                                                             interpretations thereunder that may
                                                             be adopted, granted or issued by
                                                             the SEC.

     4       4. (Purchase      Purchase on margin or sell    Proposed to be Eliminated.
             Securities on     short, except that the Fund
             Margin and        may make margin               Note: The Fund will still be
             Short Sales)      payments in connection        subject to the fundamental
                               with futures, options and     investment restriction on issuing
                               currency transactions.        senior securities described in Sub-
                                                             Proposal 3d above.

                                      C-2


                 CURRENT
               INVESTMENT               CURRENT                          PROPOSED
               RESTRICTION            FUNDAMENTAL                       FUNDAMENTAL
PROPOSAL OR     NUMBER &              RESTRICTION                       RESTRICTION
SUB-PROPOSAL     SUBJECT           The Fund may not:                 The Fund may not:
------------ --------------- ----------------------------- -------------------------------------
     3e      5. (Lending)    Loan money, except that       Make loans to other persons except
                             the Fund may purchase a       (a) through the lending of its
                             portion of an issue of        portfolio securities, (b) through the
                             publicly distributed bonds,   purchase of debt securities, loan
                             debentures, notes and other   participations and/or engaging in
                             evidences of indebtedness.    direct corporate loans in accordance
                                                           with its investment goals and
                                                           policies, and (c) to the extent the
                                                           entry into a repurchase agreement is
                                                           deemed to be a loan. The Fund may
                                                           also make loans to other investment
                                                           companies to the extent permitted
                                                           by the 1940 Act or any rules or
                                                           exemptions or interpretations
                                                           thereunder that may be adopted,
                                                           granted or issued by the SEC.

     4       6. (Three Years Invest more than 5% of the    Proposed to be Eliminated.
             of Company      value of its total assets in
             Operation)      securities of issuers which
                             have been in continuous
                             operation less than three
                             years.

     4       7. (Unlisted    Invest more than 15% of its   Proposed to be Eliminated.
             Foreign         total assets in securities of
             Securities and  foreign companies that are    Note: The Board has adopted the
             Restricted      not listed on a recognized    non-fundamental Illiquid
             Securities)     U.S. or foreign securities    Securities Restriction, consistent
                             exchange, including no        with the SEC Staff's current
                             more than 5% of its total     position on illiquid securities,
                             assets in restricted          which prohibits the Fund from
                             securities and no more than   investing more than 15% of its net
                             10% of its total assets in    assets in illiquid securities.
                             restricted securities and
                             other securities (including
                             repurchase agreements
                             having more than seven
                             days remaining to maturity)
                             that are not restricted but
                             which are not readily
                             marketable (i.e., trading in
                             the security is suspended
                             or, in the case of unlisted
                             securities, market makers
                             do not exist or will not
                             entertain bids or offers).

                                      C-3


                 CURRENT
               INVESTMENT               CURRENT                          PROPOSED
               RESTRICTION            FUNDAMENTAL                       FUNDAMENTAL
PROPOSAL OR     NUMBER &              RESTRICTION                       RESTRICTION
SUB-PROPOSAL     SUBJECT           The Fund may not:                 The Fund may not:
------------ --------------- ----------------------------- --------------------------------------
     3f      8. (Industry    Invest more than 25% of its   Invest more than 25% of its net
             Concentration)  total assets in a single      assets in securities of issuers in any
                             industry.                     one industry (other than securities
                                                           issued or guaranteed by the U.S.
                                                           government or any of its agencies
                                                           or instrumentalities or securities of
                                                           other investment companies).

     3g      9. (Borrowing ) Borrow money, except that     Borrow money, except to the
                             the Fund may borrow           extent permitted by the 1940 Act
                             money in amounts up to        or any rules, exemptions or
                             30% of the value of the       interpretations thereunder that may
                             Fund's net assets. In         be adopted, granted or issued by
                             addition, the Fund may not    the SEC.
                             pledge, mortgage or
                             hypothecate its assets for
                             any purpose, except that the
                             Fund may do so to secure
                             such borrowings and then
                             only to an extent not greater
                             than 15% of its total assets.
                             Arrangements with respect
                             to margin for futures
                             contracts are not deemed to
                             be a pledge of assets.

     4       10. (Joint      Participate on a joint or a   Proposed to be Eliminated.
             Accounts)       joint and several basis in
                             any trading account in
                             securities. (See "Portfolio
                             Transactions" as to
                             transactions in the same
                             securities for the Fund,
                             other clients and/or other
                             mutual funds within
                             Franklin Templeton
                             Investments.)/1/

--------
/1 /This disclosure states that if purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold.

                                      C-4


                CURRENT
              INVESTMENT               CURRENT                    PROPOSED
              RESTRICTION            FUNDAMENTAL                 FUNDAMENTAL
PROPOSAL OR    NUMBER &              RESTRICTION                 RESTRICTION
SUB-PROPOSAL    SUBJECT           The Fund may not:           The Fund may not:
------------ -------------- ----------------------------- --------------------------
     4       11. (Warrants) Invest more than 5% of its    Proposed to be Eliminated.
                            net assets in warrants
                            whether or not listed on the
                            New York Stock Exchange
                            (NYSE) or American Stock
                            Exchange, and more than
                            2% of its net assets in
                            warrants that are not listed
                            on those exchanges.
                            Warrants acquired in units
                            or attached to securities are
                            not included in this
                            restriction.

                                      C-5


                                                                406 PROXY 10/03







PROXY                                                                   PROXY




                              TEMPLETON INCOME TRUST
                           TEMPLETON GLOBAL BOND FUND

               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 15, 2003

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and ROBERT C. ROSSELOT, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Bond Fund (the "Fund"), a series of Templeton Income Trust (the "Trust"), that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 11:00 a.m., Eastern time, on the 15th day of December 2003, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE), 2, 3 (INCLUDING SEVEN (7) SUB-PROPOSALS) AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.


                        VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                        CONTROL NUMBER: 999 9999 9999 999

                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.



                        ------------------------------------------------------
                        Signature


                        ------------------------------------------------------
                        Signature


                        -------------------------------------------------, 2003
                        Dated                                        TIT_13522A


                        I PLAN TO ATTEND THE MEETING.   YES      NO
                                                        [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)

PLEASE MARK VOTES AS INDICATED IN THIS EXAMPLE [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.



PROPOSAL 1 - To elect a Board of Trustee of the Trust:

01 Harris J. Ashton    05 Betty P. Krahmer    09 Constantine D. Tseretopoulos     FOR all nominees       WITHHOLD AUTHORITY
02 Frank J. Crothers   06 Gordon S. Macklin   10 Nicholas F. Brady                listed (except as       to vote for all
03 S. Joseph Fortunato 07 Fred R. Millsaps    11 Charles B. Johnson              marked to the left)     nominees listed
04 Edith E. Holiday    08 Frank A. Olson                                               [ ]                      [ ]


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.


------------------------------------------------------------------------------


PROPOSAL 2 - To approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

               FOR               AGAINST             ABSTAIN
               [ ]                 [  ]               [  ]


PROPOSAL 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals):

      Sub-Proposal 3a  To amend the Fund's fundamental investment restriction regarding investments in real estate.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

      Sub-Proposal 3b  To amend the Fund's fundamental investment restriction regarding investments in commodities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

      Sub-Proposal 3c  To amend the Fund's fundamental investment restriction regarding underwriting.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

      Sub-Proposal 3d  To amend the Fund's fundamental investment restriction regarding issuing senior securities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

      Sub-Proposal 3e  To amend the Fund's fundamental investment restriction regarding lending.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

      Sub-Proposal 3f  To amend the Fund's fundamental investment restriction regarding industry concentration.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

      Sub-Proposal 3g  To amend the Fund's fundamental investment restriction regarding borrowing.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

PROPOSAL 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

               FOR              AGAINST               ABSTAIN
               [ ]               [ ]                    [ ]




           IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY...TODAY